March 31, 1999
Semi-Annual

Report

CALVERT SOCIAL
INVESTMENT FUND

Calvert Social
Investment Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund


     printed on recycled paper
     using soy-based inks

Table
of
Contents

President's Letter
1

Social Update
2
Portfolio
Manager Remarks
4

Portfolio
of Investments
18

Statements
of Assets and Liabilities
36

Statements
of Operations
38

Statements
of Changes in
Net Assets
40

Notes to
Financial Statements
49

Financial Highlights
54

Shareholder Meeting Update
66

Y2K Update
69

[photo of Barbara Krumsiek, no caption]

Dear Shareholders:
The stock market appears to be on its way to a fifth straight year of 20% plus returns. The pundits are running out of superlatives. The Dow Jones Industrial Average produced a total return of 25.86%, closing-in on a record-breaking 10,000 level near the end of the March quarter. The NASDAQ Composite index, supercharged by the technology sector, generated a total return of 45.57% over the same six-month period.

The current economic environment for investors is exceedingly positive. Interest rates and inflationary expectations are low and the US economy remains in an expansion mode. The world's largest economy is now in its
fifth year of GDP growth in   excess of 4%.

Among stocks, the top performers were tightly consolidated by capitalization range and industry group. Large-capitalization companies and technology plays fueled most of the advance. In the bond market, long-term US Treasury securities outperformed other categories substantially.

While investors may be tempted to chase the current trend setters, that approach comes with increased risk now, given the stock market's high levels and increased volatility. We encourage investors to make decisions based on their financial objectives and tolerance for risk. At this point, it would be a good idea to reevaluate your asset allocation to be sure you are positioned at a comfortable risk level. If you think change is in order, your financial professional can suggest strategies that keep you on track to meet long-term financial objectives without exposing you to undue levels of risk.

We appreciate your investment in Calvert Group funds and look forward to providing competitive returns in the months ahead.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO
April 28, 1999

Social
Update


Social Change and the Rights of Indigenous Peoples
The Calvert Social Investment Fund Advisory Council, which advises the Fund on social policy issues, is exploring a new area of social change - the rights of indigenous peoples. Shareholders were mailed a copy of an interview on this topic with Calvert Social Investment Fund Trustee Rebecca Adamson, whose pioneering work with Native Americans on land rights issues and economic independence is widely recognized around the world. We will continue to keep you updated as the Fund examines this complex issue. The interview with Rebecca Adamson is available on our website at www.calvertgroup.com. Other highlights on our website feature a segment on shareholder resolutions and important labor and human rights issues. This segment talks about the current debate surrounding sweatshops and global warming as well as the companies that have recently received resolutions.

Calvert Redesigns Its Web Site
Calvert Group unveiled its newly redesigned Web site. The redesigned Web site uses leading edge technology to make information easily accessible to investment professionals, individual investors and institutional investors. Some of the key features include information such as performance, profiles, literature, and audio manager updates. Performance and account information are updated daily. We have several tools designed to educate the investor, including our "Know What You Own (r)" service which allows individuals to find out the stocks held by their mutual funds. We also offer a section explaining climate change and supplier standards that explains how people can make an impact on companies through proxy voting and the shareholder resolution process. Comprehensive information is also available on socially responsible and tax-free investing. Our mutual fund basics section offers an array of tools to help individuals make important decisions regarding their financial future. Please visit us at www.calvertgroup.com and learn more about how Calvert Group can meet your needs.

Shareholder Actions
In May 1998, following the announcement of the NationsBank-BankAmerica merger, BankAmerica pledged to provide $350 billion for community development lending and investment during the next ten years. Calvert has been in extensive dialogue with management regarding the implementation of the company's community investment initiatives. We were not satisfied with the company's response. In November 1998, Calvert joined with the Interfaith Center for Corporate Responsibility to co-file a shareholder resolution regarding the implementation of these initiatives. In response, management agreed to meet with us to address our concerns. Following a meeting in San Francisco with management in January 1999, Calvert withdrew the resolution, after reaching an agreement on the resolution's core issues: meeting minority and low income mortgage lending benchmarks, issuing annual community reinvestment reports, and making progress reports at semi-annual meetings.

Calvert filed a resolution with a group of social and religious institutional investors for the second year in a row with Home Depot. Last October, Calvert met with management to discuss disclosing the company's equal employment opportunity date by race, gender and job classification. Dissatisfied with management's response, we decided to resubmit the EEO disclosure resolution. Home Depot agreed to include our resolution in the company's proxy for the second year. The resolution is scheduled for a May 1999 vote at the company's annual shareholder meeting.

We also filed a resolution with Dollar General in response to management's policy against disclosing EEO data. Although management refuses to discuss this issue with us, we are impressed with the company's commitment to low-income communities. This resolution is scheduled for June 1999 at the annual shareholders meeting.

Special Equities Highlights
The Fund continues to support new private companies and projects that are not available on the stock markets. Wild Planet Toys, an investment that we added to in the last year, is a company that makes "environmentally cool" toys. Wild Planet recently acquired a very exciting company started by a ten year old boy and his mother. The acquisition allowed Wild Planet to enter a new category of toys - underwater walkie talkies. This acquisition resulted in international media attention and bolstered the awareness of the company and its products overall. Wild Planet is also thrilled to be able to champion a boy who is an inspiration to teens across America.

High Social Impact Investments
High Social Impact Investments make targeted, direct investments in the lives of people and their communities. It's helping people like Merlinda. As a child, Merlinda's father told her, "If there's something you want, learn to make it." So she did. When financial crisis struck, Merlinda took her grandmother's chili recipe and began cooking. A loan of $500 from ACCION New Mexico allowed her to can her salsa as well, doubling her sales. Merlinda says, "that $500 was worth a million." ACCION helps microentrepreneurs start and grow their businesses in the United States and Latin America. Calvert has been supporting ACCION to reach out to new entrepreneurs since 1991.

[photo of B.B. Hunter, no caption]

Beth Bunnell Hunter
of Calvert Asset Management Company

What were the key factors in fixed income markets during the past six months? Since our last report, the world economic crisis, which sparked three sequential 25 basis point easings of the Federal funds rate, has abated. Although concerns over troubled world economies still exist, the market panic that sparked global liquidity problems last fall has all but disappeared from the market radar screens. However, in our never-a-dull-moment world, we now are contending with the conflict in Kosovo and concerns over escalation of that war will be one factor which will likely influence the market in the days ahead.

In addition to world events, market technicals such as the continuing pay down of US treasury bills have continued to support bill prices and consequently to apply downward pressure on yields. Combining this with the two Fed funds easings, which happened after the close of our last report, has created an environment in which money market yields are significantly lower than those of last September.

What was your strategy during the period?
Because we did anticipate a continuation of the lowering of the Fed funds rate, we continued to extend our average days to maturity throughout the final months of 1998, to lock in higher rates wherever possible. On March 31, 1999, our average days to maturity was 42 days, versus 36 days on September 30, 1998.
How did the Fund perform?
For the six month period ending March 31, 1999 the Fund's return was 2.28% versus the Lipper Money Market Funds average of 2.20%.

What is your outlook?
It appears the Federal Reserve Board has retreated to the sidelines for the moment and has returned to looking at inflationary trends rather than world liquidity as the primary determinant of the direction of future interest rates. While the Fed has been neutral over the past few meetings, many participants in the market place think it likely that the Fed's next move may be to hike the rate up by 25 basis points sometime later this year. Inflation in certain areas, such as crude oil prices, has been notable over the past few months, although areas such as the consumer price index remain stable. We will continue to monitor these developments and adjust investment strategy as needed over the coming six months.

April 28, 1999

Money Market Portfolio Statistics
March 31, 1999

Investment Performance

                                    6 Months     12 Months
                                       ended         ended
                                     3/31/99       3/31/99
Money Market Portfolio                 2.28%         4.80%
Lipper Money
Market Funds Average                   2.20%         4.70%

Maturity Schedule

     Weighted Average
         3/31/99                     9/30/98
         42 days                     36 days

Portfolio Quality Structure

First Tier                              100%

All securities in Calvert Group money market funds are eligible securities under rule 2a-7 of the Investment Company Act of 1940. First Tier Securities are eligible securities rated in the highest rating category for short-term debt obligations by at least two of the Nationally Recognized Statistical Rating Organizations. Second Tier Securities are eligible securities not in the First Tier.

Money Market Portfolio Statistics
March 31, 1999

Average Annual Total Returns

                               as of 3/31/99
One year      4.80%
Five year                              4.81%
Ten year                               5.03%
Since inception                        6.15%
(10/21/82)

Total return assumes reinvestment of dividends. Past performance is no guarantee of future results.

[photo of J. Nichols]
CAMCO
Vice President
of Equities, John Nichols

What were the key factors in stock and bond market performance?
Large caps continue to dominate small and mid-cap equities and growth continues to outpace value. The S&P 500, representative of large cap stocks, gained 4.98% and 27.34% during the quarter and trailing six-month period, respectively. Small cap stocks as reflected by the Russell 2000 lost 5.44% in the first quarter and gained only 10.13% over the six-month period. The S&P Barra Growth Index rose 6.86% in the first quarter and returned over 33% since the end of September. This compares to a gain of 2.85% and 20.76% in the first quarter and six-month period for the S&P Barra Value Index.

The primary drivers of the market's advance were the three interest-rate cuts by the Federal Reserve. As noted in the year-end review, the stock market experienced many gyrations throughout the course of 1998. After suffering one of the worse months in stock market history in August 1998, the market was poised to regain lost ground in the fourth quarter.

The credit markets rallied significantly over the last six months as the one-year bear market in the spread between non-government bonds and Treasury bonds came to a screeching halt. When market participants became comfortable with the idea that the Russian debacle was not necessarily going to be repeated in other parts of the world, they started to purchase non-government bonds. The flight to quality reversed itself as Treasury yields rose significantly.

The Federal Reserve announced the first of three interest rate cuts on September 29. The cuts came on the heels of investors' concern that corporate profits would be flat. Profitability in general had been pressured by turmoil in overseas markets, including Southeast Asia, Latin America and Russia. The impeachment trial of President Clinton and the bombing of Iraq also did not make for a stable market environment.

What strategy was utilized by the fixed-income manager?
When the new issue market revived after a two-month hiatus in August and September, Calvert Asset Management Company, Inc. ("CAMCO"), became active participants and purchased numerous new bond issues which came with generous compensatory concessions to the secondary market. As CAMCO's activities increased, the returns improved.

The fixed-income component of the Balanced Portfolio handsomely outperformed its Lehman benchmark over the last six months by over 250 basis points. With the recovery in spreads in the taxable bond market, CAMCO has assumed a more defensive stance in our position with a mild credit upgrade of our holdings.

CAMCO believes that single A bonds are, as a class, rich (overvalued) relative to both higher and lower rated bonds. For that reason, CAMCO has sold many single A holdings and purchased higher and lower rated bonds.

And on the equity side?
NCM Capital positioned their portion of the Portfolio defensively going into the fourth quarter. They reduced their weighting within the highly volatile technology group for fear the stocks would self-destruct as investors sought out more predictable and less economically sensitive sectors. They gravitated towards healthcare and domestic consumer staples while avoiding industries tied to depressed commodity prices such as basic materials and energy. The majority of their sector decisions proved to be the right ones with the exception of under-weighting technology. The technology sector not only proved to be the best performing sector in 1998, but was also the strongest performing group in the fourth quarter. Consequently, as the market began to react positively to the Fed's rate cuts in October, the Portfolio under-performed materially. NCM was able to make up the majority of the lost ground by the end of the fourth period. They repositioned the Portfolio more aggressively towards the end of October, once they realized the Fed action in late September would be followed by additional rate cuts throughout the course of the quarter.

Brown Capital Management held to their bottom-up, fundamental approach to finding the most promising opportunities that are also selling at reasonable prices.

Environmental factors remain quite positive. The strength, breadth and depth of the US economy at this stage of the business cycle are extraordinary. Employment, production, income and spending are robust. The US is in the midst of one of the longest economic expansions in its history. While uneven patterns in other economies are tempering global expansion, they do help to keep inflationary pressure in check. Brown Capital Management sees no evidence of an overheated economic environment but are less than sanguine that a rational case can be made for continuation of unprecedented investment returns. Their valuation discipline, which allows for generally higher P/E ratios in periods of low interest rates, indicates limited near-term appreciation potential for the market's larger cap indices. A stronger case can be made for individual companies of any size that maintain growth.

Brown's valuation discipline treats the five-year Treasury bond as the riskless asset and assigns appropriate risk premiums to individual companies. The other crucial variable in Brown's model is the expected earnings growth rate. Interest rates and risk premiums for many large companies are at historically low levels and we do not think they will be key catalysts for near-term price appreciation. Therefore the more important variable in the current environment is expected earnings growth. In contrast, risk premiums for midcap companies are at historically high levels and Brown thinks that they will likely be a key catalysts for price appreciation over both the short and long term.

Has the market effectively measured the effects of the Y2K problem?
Y2K issues could be the very catalysts to change the market environment as we progress through 1999. Most of the large capitalized companies in the US have made significant capital investment to become Y2K compliant by year-end. Our major concern as it relates to Y2K pertains more to the foreign vendor relationships most multinational companies have. While I do not foresee a problem with large US companies becoming compliant by year-end, those companies that have relationships with companies in emerging markets may experience some difficulty. However, it is also important to note that many emerging countries are more labor intensive and less technology exposed than the developed nations. In any event, the equity markets may indeed become spooked as we approach the unknown. We will keep abreast of any changes in market sentiment as such events typically create attractive buying opportunities.

What is your outlook for the financial markets in the months ahead?
As we look out to the second half of the fiscal year we remain somewhat cautious. The equity markets are expensive despite the low level of interest rates. The 30-year rate has actually backed up this year, which, generally speaking, spells bad news for stocks. It is very difficult to predict a change in the economic environment or a change in the stock market. Thus, we will continue to focus on good stock selection.

With the ongoing paydown of Treasury securities, there has been a hearty appetite for all spread product. We would expect this trend to continue as long as there are no negative fundamental developments in the troubled economies of Asia and Latin America.

April 28, 1999
Balanced Portfolio Statistics
March 31, 1999
Investment Performance
                                    6 Months     12 Months
                                       ended         ended
                                     3/31/99       3/31/99
Class A                               14.61%         9.45%
Class B                               13.84%         8.03%
Class C                               14.08%         8.31%
Class I  N/A  N/A
Lehman Aggregate
Bond Index TR (0.16)%                  6.49%
S&P 500 Index
Mthly. Reinvested                     27.32%        18.49%
Lipper Balanced
Funds Average 12.58%                   6.47%

Ten Largest Long-Term Holdings
                             % of Net Assets

Microsoft Corp.                        2.59%
Merck & Co.                            1.88%
IBM Corp.                              1.77%
EMC Corp.                              1.74%
Onbank Capital Trust I,
     9.25%, 2/2/27                     1.64%
Cardinal Health, Inc.                  1.60%
Tellabs, Inc. 1.40%
MCI Worldcom, Inc.                     1.37%
American International Group           1.30%
Gillette Co.                           1.30%
Total                                 16.59%

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

New subadvisors assumed management of the equity portion of the Portfolio effective July 1995.

Balanced Portfolio Statistics
March 31, 1999
Average Annual Total Returns

                              Class A Shares
                               as of 3/31/99
One year      4.26%
Five year                             12.74%
Ten year                              10.74%
Since inception                       11.72%
(10/21/82)

                              Class B Shares
                               as of 3/31/99
One year      3.03%
Since inception                        3.03%
(4/1/98)

                              Class C Shares
                               as of 3/31/99
One year      8.31%
Five years                            12.55%
Since inception                       11.54%
(3/1/94)

                              Class I Shares
                               as of 3/31/99
Since inception                          N/A
(3/1/99)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[LINE GRAPH HERE]
CSIF Balanced Portfolio $28,015
Lehman Aggregate Bond Index TR $23,848
S&P 500 Monthly Reinvest $56,725
Lipper Balanced Funds Index $34,102

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Balanced Portfolio Statistics
March 31, 1999

Asset Allocation

Stocks                                   62%
Bonds                                    35%
Cash & Cash Equivalents                   3%
                                        100%

Top Five Economic Sectors
(Equity Holdings)
                        % of Equity Holdings
Technology                            28.25%
Financial Services                    20.42%
Health Care                           17.42%
Retail                                10.10%
Business Equip. and Services           6.44%

Portfolio Statistics
March 31, 1999
Portfolio Characteristics
(Equity holdings)

                                       CSIF            S&P
                                    Balanced           500
                                   Portfolio         Index
Number of Stocks                          80           500
Median Market
Capitalization ($bil)                  38.11         64.74
(by portfolio weight)
Price/Earnings
Ratio                                  42.67         31.12

Earnings Per Share
Growth                                25.16%        17.66%

Yield                                  0.55%         1.26%
(return on capital investment)

Volatility Measures

                                        CSIF           S&P
                                    Balanced           500
                                   Portfolio         Index
Beta1                                   1.09          1.00
R-Squared2                              0.97          1.00


1 Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of 1. The higher the beta, the higher the risk and potential reward.
2 Measure of correlation between the fund's returns and the overall market's (S&P 500) returns. An R-Squared of 0 would mean no correlation, an R-Squared of 1 would mean total correlation.

Source: Vestek

[photo of G. Habeeb]

Greg Habeeb
of Calvert Asset Management Company

What were the driving forces in the credit markets?
The credit markets rallied significantly over the last six months as the one-year bear market in the spread between non-government bonds and Treasury bonds came to a screeching halt. When market participants became comfortable with the idea that the Russian debacle was not necessarily going to be repeated in other parts of the world, they started to purchase non-government bonds. The flight to quality reversed itself as Treasury yields rose significantly.

Institutions followed suit by issuing large amounts of bonds, including a record number of billion dollar plus deals. Right through the end of the first quarter of 1999, these deals have been extremely well received.

What was your strategy?
When spreads widened significantly, we purchased some of the more out-of-favor names and/or structures (step-up bonds, trust preferreds, Japanese banks, etc.) aggressively at semi-distressed levels. We were also extremely active in the new issue market since most such bond offerings came with generous concessions to the marketplace. Combined with our normal style of relative value trading, our activity increased dramatically and our turnover rose. It is our belief that single A bonds are, as a class, rich (overvalued) relative to both higher and lower rated bonds. For that reason, we have sold many of our single A holdings and purchased higher and lower rated bonds.

How did the Fund perform relative to its peer group?
Our active management style paid off handsomely as the CSIF Bond portfolio significantly outperformed both the Lipper Corporate Debt Funds A rated Average and the Lehman Aggregate Bond Index over the last six months.

What should investors expect in the coming months?
Currently the Treasury market has entered a trading range with Federal Reserve policy in neutral. Continued low inflation eliminates the need for a tighter policy and an economy that seems to be expanding eliminates the need for any stimulating rate cuts. In this environment, the credit markets appear stable.
With the ongoing paydown of Treasury securities, there has been a hearty appetite for all spread product. We would expect this trend to continue as long as there are no negative fundamental developments in the troubled economies of Asia and Latin America. However, we continue to be somewhat defensive in our portfolio management style because of global risks.


April 28, 1999

Bond
Portfolio Statistics
March 31, 1999
Investment Performance
                                    6 Months     12 Months
                                       ended         ended
                                     3/31/99       3/31/99
Class A                                0.85%         4.91%
Class B                                0.14%         3.51%
Class C                                0.10%           N/A
Lehman Aggregate
Bond Index TR (0.16)%                  6.49%
Lipper Corporate
Debt Funds
A Rated Average                      (0.96)%         5.03%

Maturity Schedule
                                        Weighted Average
                                     3/31/99       9/30/98
                                    13 years      13 years

SEC Yields
                                         30 days ended
                                     3/31/99       9/30/98
Class A                                5.53%         5.56%
Class B                                4.31%         4.33%
Class C                                4.33%         4.36%

Portfolio Quality Structure

AAA           35%
AA                                       10%
A                                        23%
BBB           29%
BB                                        3%
B                                         --
NR                                        --
Cash & Cash Equivalents                   --
                                        100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.
TR represents total return.

Source: Lipper Analytical Services, Inc.

Bond
Portfolio Statistics
March 31, 1999

Average Annual Total Returns
                              Class A Shares
                               as of 3/31/99
One year      0.98%
Five year                              5.81%
Ten year                               7.88%
Since inception                        7.97%
(8/24/87)

                              Class B Shares
                               as of 3/31/99
One year      (0.49)%
Since inception                      (0.49)%
(4/1/98)

                              Class C Shares
                               as of 3/31/99
Since inception                        0.97%
(6/1/98)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[LINE GRAPH HERE]
CSIF Bond Portfolio $21,482
Lehman Aggregate Bond Index TR $23,848
Lipper Corp. Debt Funds A Rated Index $22,949

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

[photo of D. Boone]

Dan Boone
of Atlanta Capital
Management

How have different types of stocks or investment styles fared in the market run up to the Dow 10,000?
During the six-month period since September 30, 1998, the stock market has experienced an astounding recovery. It has left behind the third-quarter correction caused by Russia's default on its sovereign debt and the collapse of several hedge funds, especially Long-Term Capital Management. The cumulative gain for the S&P 500, the equity fund's basic benchmark, was 27.32%. We are pleased to report the Equity Portfolio did exceptionally well in this initial period, since we began as its subadvisor, enjoying a gain of 36.23%.

The headline grabbing index returns were not representative of what was actually happening in most stocks. The gains were highly concentrated in two areas: the mega-large growth companies over $50 billion in market capitalization and the Internet stocks. More representative indices, such as the equal-weighted S&P 500, reflected increases of 18.5%. The small company indices, such as the Russell 2000 (starts with the 1000th largest company), had an increase of only 10%.

There was also a wide divergence between returns from companies classified as growth companies as compared to those classified as value companies. The Russell 1000 growth index, dominated by the largest companies, increased 34.8%, while the Russell 1000 value index increased 18.3%.

Atlanta Capital's philosophy in managing the Equity Portfolio is to only invest in high-quality companies with favorable growth characteristics. We have been unwilling, however, to pay the very high valuations accorded to many of the mega-large growth companies, which were the leaders during the period. Thus, we were very pleased to have outperformed both the growth indices and other growth mutual funds through our stock selection.

What about emerging market and Y2K problems?
Today, the worldwide financial markets are much less concerned about two potential problems which were making headlines last summer: the emerging markets collapse and the Y2K problem.

The collapse of Russia's currency and subsequent default sent shock waves through the financial markets last summer. Fear arose that the turmoil would spread to Latin America and cause a worldwide recession. In fact, what happened was a bottoming out and beginning of recovery in Asian economies and relative stability in Latin America. The Brazilian devaluation was contained to that country as a result of quick action from world financial organizations and subsequent domestic economic reform. We believe Asia and most of Latin America will experience good growth in 1999. Brazil still has significant problems but has taken a number of steps to resolve them long-term.

Russia's outlook is not good, significantly caused by the lack of a legal system to protect the rights of private property and the presence of widespread corruption. However, Russia's impact on the world is not material in an economic context. The emerging markets stock prices rose during the first quarter of 1999, signaling better economic times ahead.

The second concern raised last summer was the Y2K problem. Correcting this problem has certainly caused some disruption to normal demand patterns, especially in the boost to computer sales as replacements were accelerated. Software sales slowed as the investment technology personnel in companies planned, corrected, and tested their computers and production machines for the changeover to the year 2000. So far, the reports are very encouraging. The stock markets, telephone systems, electric utility, airline, and airport systems have passed the tests almost flawlessly. We expect a few inconveniences, but anticipate that most of the problems will be corrected within a few days. This fear is creating some opportunities in the markets as some good companies, which sell or implement software, have been beaten down over fears of Y2K failure and legal liability. We are beginning to accumulate a position in some of these companies.

What is your market outlook for the  coming months?
Our general outlook for the equity market, as measured by the Dow or S&P 500, is cautious. Stocks are overvalued by all historical measures and wild speculation in Internet stocks has now turned into a mania, similar to the classical tulip bulb mania in the 1600's in Holland. This is a risky market. At the same time, we continue to find many attractive companies to buy, especially high-quality companies between $3 and $10 billion in market capitalization. We expect that more difficult markets lie ahead, but we have positioned the portfolio conservatively with good companies, with good earnings outlooks, and at reasonable valuations.

April 28, 1999

Equity
Portfolio Statistics
March 31, 1999

Investment Performance

                                    6 Months     12 Months
                                       ended         ended
                                     3/31/99       3/31/99
Class A                               36.23%         6.67%
Class B                               35.32%         5.40%
Class C                               35.45%         5.64%
S&P 500 Index
Mthly. Reinvested                     27.32%        18.49%
Lipper Growth
Funds Average 28.23%                  13.56%

Ten Largest Stock Holdings

                             % of Net Assets
Sun Microsystems, Inc.                 4.20%
Office Depot, Inc.                     3.72%
Anadarko Pete Corp.                    3.70%
Cisco Systems, Inc.                    3.69%
Lowes Co.'s, Inc.                      3.39%
Dayton Hudson Corp.                    3.17%
Pfizer, Inc.                           3.11%
Schering Plough Corp.                  3.10%
Mylan Labs, Inc.                       3.08%
Gap, Inc.                              3.02%
Total                                 34.18%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

New subadvisor assumed management of the Portfolio effective September 1998

Equity
Portfolio Statistics
March 31, 1999
Average Annual Total Returns

                              Class A Shares
                               as of 3/31/99
One year      1.60%
Five year                             12.57%
Ten year                              10.63%
Since inception                        9.31%
(8/24/87)

                              Class B Shares
                               as of 3/31/99
One year      0.40%
Since inception                        0.40%
(4/1/98)

                              Class C Shares
                               as of 3/31/99
One year      5.64%
Five year                             12.33%
Since inception                       10.93%
(3/1/94)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[LINE GRAPH HERE]
CSIF Equity Portfolio $27,511
S&P 500 Index Monthly Reinvested $56,725
Lipper Growth Funds Index $47,667

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Equity
Portfolio Statistics
March 31, 1999
Asset Allocation

Stocks                                   96%
Bonds                                     1%
Cash & Cash Equivalents                   3%
                                        100%

Top Five Economic Sectors

% of Equity Holdings
Technology                            19.50%
Health Care                           18.74%
Raw Materials 12.70%
Business Equip. & Services            11.34%
Financial Services                    11.30%

Equity
Portfolio
Statistics
March 31, 1999
Portfolio Characteristics

                                        CSIF           S&P
                                      Equity           500
                                   Portfolio         Index
Number of Stocks                          48           500
Median Market
Capitalization ($bil)                  13.34         64.74
(by portfolio weight)
Price/Earnings
Ratio                                  38.09         31.12

Earnings Per Share
Growth                                16.55%        17.66%

Yield                                  0.73%         1.26%
(return on capital investment)

Volatility Measures

                                        CSIF           S&P
                                      Equity           500
                                   Portfolio         Index
Beta1                                   1.09          1.00
R-Squared2                              0.90          1.00

1 Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of 1. The higher the beta, the higher the risk and potential reward.
2 Measure of correlation between the fund's returns and the overall market's (S&P 500) returns. An R-Squared of 0 would mean no correlation, an R-Squared of 1 would mean total correlation.

Source: Vestek

[photo of Ted Gekas]
Ted Gekas of State Street Global Advisors

What were the key factors in the Fund's performance over the last six months? Large cap stocks continued their domination of small cap stocks as the Russell 1000 outpaced the Russell 2000 by 8.8% for the first quarter. The Russell 1000 benefited from the continued run-up in blue-chips. The technology sector of the Russell 1000 was up 7.6%, much of it driven by names like America Online, Microsoft and Cisco Systems. This was the fifth consecutive quarter in which growth stocks outperformed value. The more momentum-oriented growth sectors like technology led the advance (up 7.6%), while traditional defensive growth sectors such as health care (up 2.6%) and consumer staples (down -10.1%) lagged.

What is your outlook for the equity market?
Current consensus US GDP forecasts for 1999 are generally in the 2.75% range, up approximately 0.5% from the start of the year. Accordingly, we raised our return expectations for large and small cap US stocks to 9% from 6% for large-cap stocks.

Regardless of how you look at it, large cap stocks are not cheap. Price-to-earnings multiples and market sentiment readings are at or near all-time highs. The breadth of the U.S. market continues to be very narrow-- demand being highest for communications and technology large cap growth companies. Money flow from mutual funds and foreign investors is waning; investors may be drawing a line at how much they are willing to pay for projected returns. That being said, adjustments from current market valuations will be contained by strong economic fundamentals. We look for volatile forces to be worked out in the first half of the year, which should allow for stronger second half returns.

April 28, 1999


Managed Index
Portfolio Statistics
March 31, 1999

Investment Performance

                                    6 Months     12 Months
                                       ended         ended
                                     3/31/99       3/31/99
Class A                               24.53%           N/A
Class B                               23.66%           N/A
Class C                               23.59%           N/A
Class I                               24.65%           N/A
Russell 1000
Index                                 26.90%           N/A
Lipper Growth
Funds Average 28.23%                     N/A

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Average Annual Total Returns

                              Class A Shares
                               as of 3/31/99
Since inception                        7.06%
(4/15/98)

                              Class B Shares
                               as of 3/31/99
Since inception                        6.13%
(4/15/98)

                              Class C Shares
                               as of 3/31/99
Since inception                       14.08%
(6/1/98)

                              Class I Shares
                               as of 3/31/99
Since inception                       12.51%
(4/15/98)

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charges.

Ten Largest Stock Holdings

                             % of Net Assets
Intel Corp.                            3.18%
Johnson & Johnson                      3.12%
Microsoft Corp.                        3.09%
Merck & Co., Inc.                      2.97%
Bellsouth Corp.                        2.85%
Ameritech Corp.                        2.65%
Amgen, Inc.                            2.30%
American Int'l Group, Inc.             2.28%
Chase Manhattan Corp., Inc.            2.22%
Lucent Technologies, Inc.              2.03%
Total                                 26.69%

Asset Allocation

Stocks                                  100%
Cash & Cash Equivalents                   --
Total                                   100%

Top Five Economic Sectors

% of Equity Holdings
Financial Services                    22.24%
Technology                            19.33%
Health Care                           14.88%
Utilities                             13.10%
Consumer Non-durables                  6.99%

Managed Index
Portfolio Statistics
March 31, 1999

Portfolio Characteristics

                                        CSIF       Russell
                               Managed Index          1000
                                   Portfolio         Index
Number of Stocks                         148           952
Median Market
Capitalization ($bil)                  37.97         57.64
(by portfolio weight)
Price/Earnings
Ratio                                  26.83         30.02
Earnings Per Share
Growth                                19.04%        17.40%
Yield                                  1.44%         1.29%
(return on capital investment)

Volatility Measures

                                        CSIF       Russell
                               Managed Index          1000
                                   Portfolio         Index
Beta1                                   0.98          1.00
R-Squared2                              0.98          1.01

1 Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of 1. The higher the beta, the higher the risk and potential reward.
2 Measure of correlation between the fund's returns and the overall market's (S&P 500) returns. An R-Squared of 0 would mean no correlation, an R-Squared of 1 would mean total correlation.

Source: Vestek

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
March 31, 1999

U.S. GOVERNMENT AGENCY                           PRINCIPAL
OBLIGATIONS - 6.2%                                  AMOUNT            VALUE

Federal Home Loan Bank, 4.79%, 2/4/00          $6,000,000        $5,987,605
Federal National Mortgage Assn., 5.79%,
     10/12/99                                   6,000,000         6,027,975
  Total U.S. Government Agency Obligations
     (Cost $12,015,580)                                          12,015,580

DEPOSITORY RECEIPTS FOR U.S. GOVERNMENT
GUARANTEED LOANS - 7.0%
Colson Services Corporation Loan Sets:*
  7.737%, 9/9/06                                  183,587           184,709
  7.094, 4/26/09                                  262,342           263,489
  8.594%, 1/17/10                                   76,034           78,458
  7.344%, 7/26/10                                 384,113           385,430
  7.25%, 1/22/11                                  771,939           780,141
  7.50%, 3/23/12                                  666,828           677,664
  7.375%, 5/29/12                                1,710,517        1,733,156
  7.25%, 8/10/12                                6,691,340         6,766,617
  7.25%, 9/2/12                                 2,769,042         2,800,194
         Total Depository Receipts for U.S. Government
              Guaranteed Loans (Cost $13,669,858)                13,669,858

VARIABLE RATE LOANS GUARANTEED BY
AGENCIES OF THE U.S. GOVERNMENT - 1.2%
Loan pools:
     6.25%, 3/1/07                                849,945           846,758
     7.00%, 12/8/15                             1,537,313         1,543,462
         Total Variable Rate Loans Guaranteed by Agencies of the
              U.S. Government (Cost $2,390,220)                   2,390,220

CERTIFICATES OF DEPOSIT - 2.2%
Bank of Cherokee County, 4.85%, 4/22/99 (^)100,000 100,000
Broadway Federal Savings & Loan, 5.20%,
     8/20/99 (^)                                  100,000           100,000
Community Bank of the Bay, 4.45%, 10/7/99 (^)     100,000           100,000
Community Capital Bank, 4.15%, 1/20/00 (^)100,000  100,000
Elk Horn Bank & Trust, 5.34%, 12/18/99 (^)        100,000           100,000
Family Savings Bank, 5.40%, 8/20/99 (^)           100,000           100,000
First Community Bank, 5.40%, 4/22/99 (^)          100,000           100,000
Founders National Bank, 5.00%, 8/30/99 (^)        100,000           100,000
Royal Bank of Canada, 5.12%, 3/22/00            3,000,000         2,999,158
Seaway National Bank Chicago, IL, 4.40%,
     1/27/00 (^)                                  100,000           100,000
Self Help Credit Union, 5.45%, 7/16/99 (^)        100,000           100,000
Shore Bank & Trust, 4.50%, 12/18/99 (^)           100,000           100,000
South Shore Bk of Chicago, 4.50%, 10/30/99 (^)    100,000           100,000
Total Certificates of Deposit (Cost $4,199,158)                   4,199,158

                                                 PRINCIPAL
COMMERCIAL PAPER - 10.2%                            AMOUNT            VALUE
Duke University, 4.85%, 5/5/99                 $2,000,000        $1,990,839
Duke University, 4.82%, 6/30/99                 6,000,000         5,927,700
Island Finance Puerto Rico, 4.90%, 4/16/99      1,500,000         1,496,938
Northwestern University, 4.84, 4/27/99          4,000,000         3,986,018
Northwestern University, 4.84, 5/11/99          1,389,000         1,381,530
Receivable Capital Corporation, 4.86, 4/7/99                     5,000,000
4,995,948
Total Commercial Paper (Cost $19,778,973)                        19,778,973

CORPORATE TAXABLE NOTES - 2.6%
Norwest Bank Medium Term Notes, 6.05%,
     11/19/99                                   5,000,000         5,032,076
     Total Corporate Taxable Notes (Cost $5,032,076)              5,032,076

TAXABLE VARIABLE RATE DEMAND NOTES - 48.5%
ABAG Financing Authority for Nonprofit Corporations CA
     Certificates of Participation VRDN, 5.00%, 10/1/27,
     LOC: Banque National de Paris              3,468,000         3,468,000
Alabama St. Industrial Development Authority
     VRDN, 5.05%, 12/1/19, LOC:
     Nationsbank                                5,540,000         5,540,000
Alabama St. Industrial Development Authority
     VRDN, 4.98%, 5/1/10, LOC: Regions Bank115,000 115,000
Aspen Institute Inc. VRDN, 5.10%, 12/1/04,
     LOC: First National Bank of Maryland         510,000           510,000
Barton Healthcare LLC VRDN, 4.95%, 2/15/25,
     LOC: American National Bank & Trust        5,000,000         5,000,000
Berks County PA Industrial Development Authority Revenue
     VRDN, 5.05%, 6/1/15, LOC: Corestates        2,135,000        2,135,000
Betters Group LP VRDN, 5.05%, 2/1/12, LOC:
     Century National Bank & Trust,
     Confirming LOC: Mellon Bk                  2,090,000         2,090,000
California Statewide Community Development Revenue
     VRDN, 5.45%, 7/1/27, LOC: Sanwa Bank 65,000    65,000
Chicago IL General Obligations VRDN, 4.986%, 1/1/19,
     BPA: LaSalle Bank, INSUR: FGIC             5,000,000         5,000,000
Colorado Health Facilities Authority VRDN, 4.85, 11/1/26,
     LOC: Kredietbank                           5,000,000         5,000,000
Colorado Health Facilities Authority VRDN, 5.15, 2/1/25,
     LOC: Kredietbank                           2,945,000         2,945,000
Episcopal Health Services, Inc. VRDN, 5.05%, 3/1/28,
     LOC: Banque Paribas                        4,500,000         4,500,000
Gardena Certificates of Participation VRDN, 7.18%, 7/1/25,
     LOC: Sumitomo Trust & Banking,
     Confirming LOC: Dai-Ichi Kangyo Bank8,160,000 8,160,000
Health Midwest Ventures Group, 4.95%, 8/1/19,
     LOC: Bank of America-IL                    8,100,000         8,100,000
IPC Industries, Inc. VRDN, 5.05%, 10/1/11,
     LOC: National Bank of Canada               3,750,000         3,750,000
La Mirada CA Industrial Development Authority
     VRDN, 4.95%, 12/1/26, LOC: First
     National Bank of Chicago                   3,000,000         3,000,000
Memphis Center Finance Corp. Multi-family Housing
     Revenue VRDN, 5.39%, 11/1/23, LOC:
     National Bank of Commerce TN                 225,000           225,000
Montgomery County KY Industrial Building Revenue
     VRDN, 5.05%, 8/1/06, LOC: Fleet Bank1,826,000 1,826,000

TAXABLE VARIABLE RATE                            PRINCIPAL
DEMAND NOTES (Cont'd)                               AMOUNT            VALUE

Nevada Housing Division Cheyenne MFH VRDN, 4.94%, 4/1/31,
     LOC: East-West Bank, Confirming
     LOC: FHLB                                 $1,920,000        $1,920,000
Nevada Housing Division Hilltop MFH VRDN, 4.94%, 4/1/31,
     LOC: East-West Bank, Confirming
     LOC: FHLB                                    570,000           570,000
Nevada Housing Division Stewart MFH VRDN, 4.93%, 4/1/31,
     LOC: East-West Bank, Confirming
     LOC: FHLB                                    585,000           585,000
New Hampshire State Business Financial Authority Revenue
     VRDN, 5.15%, 6/1/28, LOC: Fleet Bank2,000,000 2,000,000
Pleasant Hill CA Redevelopment Agency VRDN, 5.55%, 8/1/26,
     LOC: Heller Financial, Confirming
     LOC: Commerze Bank, AG                        50,000            50,000
San Jose Financing Authority Revenue VRDN, 4.95%,
     12/1/25, BPA: Bank of Nova Scotia,
     INSUR: AMBAC                               6,450,000         6,450,000
Sault Sainte Marie Tribe Building Authority Revenue
     VRDN, 5.55%, 6/1/03, LOC: First
     America Bank of Michigan                   4,770,000         4,770,000
South Central Communications Corp., 5.10%, 6/1/13,
     LOC: Citizens National Bank of Evansville,
     Confirming LOC: Suntrust Bank              4,000,000         4,000,000
St. Josephs County Multi-family Housing VRDN, Pin Oak
     Apartments, 5.09%, 6/1/27, LOC:
     Federal Home Loan Bank                       695,000           695,000
St. Paul MN Port Authority Industrial Revenue
     VRDN, 5.40%, 6/1/11, LOC:
     US Bank N.A.                                 775,000           775,000
Texas St., Texas Veterans Land, 4.965%,
     12/1/27, TOA: Citibank                     8,115,000         8,115,000
W.L. Petrey Wholesaling, Inc. VRDN, 5.05%, 3/1/08,
     LOC: Southtrust Bank of Alabama            2,470,000         2,470,000
Waukesha Health Systems Inc. VRDN, 5.00%, 8/15/26,
     LOC: Bank of America                         400,000           400,000
         Total Taxable Variable Rate Demand
          Notes (Cost $94,229,000)                               94,229,000

REPURCHASE AGREEMENTS - 21.2%
Donaldson, Lufkin & Jenrette, 5.00%, dated 3/31/99,
     due 4/1/99     (Collateral: $15,060,210
     FHLMC, 5.375%, 3/1/01)                    14,759,000        14,759,000
Donaldson, Lufkin & Jenrette, 5.00%, dated 3/31/99,
     due 4/1/99 (Collateral: $20,111,224 FHLMC
      4.750%, 12/14/01)                        19,709,000        19,709,000
Donaldson, Lufkin & Jenrette, 5.00%, dated
     3/31/99, due 4/1/99 (Collateral: $6,869,395
     Refco Stripped Principal, 10/15/19)        6,732,000         6,732,000
     Total Repurchase Agreements (Cost $41,200,000)              41,200,000

     TOTAL INVESTMENTS (Cost $192,514,865) - 99.1%192,514,865
     Other assets and liabilities, net - 0.9%
1,779,734
     Net Assets - 100%                                         $194,294,599



See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
March 31, 1999

                                                 PRINCIPAL
CERTIFICATES OF DEPOSIT - 0.1%                      AMOUNT            VALUE
Alternative Federal Credit Union, 4.00%,
     11/30/99 (^)                                 $50,000           $49,835
Blackfeet National Bank, 5.15%, 11/13/99 (^)       92,000            91,565
D. Edward Wells Federal Credit Union, 5.00%,
     11/20/99 (^)                                  50,000            49,389
First American Credit Union, 5.75%, 12/23/99 (^)   92,000            91,560
Mission Area Federal Credit Union, 4.95%,
     11/18/99 (^)                                  50,000            49,796
Northeast Community Federal Credit Union,
     5.00%, 11/18/99 (^)                           50,000            49,815
South Shore Bank of Chicago:
     5.55%, 12/5/99 (^)                           100,000            98,631
      4.75%, 2/9/00 (^)                           350,000           348,475
     Total Certificates of Deposit (Cost $834,000)                  829,066


CONVERTIBLE DEBENTURE BONDS - 0.0%
WorldWater, Inc., 9.00%, 3/31/98 (*)(#)(b)        150,000            45,000
     Total Convertible Debenture Bonds (Cost $150,000)               45,000

COMMUNITY LOAN NOTES - 0.6%
Accion International Corp., 4.00%, 1/13/00        250,000           239,535
Accion US Bridge Fund, 4.00%, 1/12/01             100,000            95,903
Boston Community Loan Fund, 4.50%, 1/12/01500,000  481,280
Coastal Enterprises, Inc., 4.00%, 7/15/01         200,000           196,714
Community Reinvestment Fund, 4.00%, 4/5/00100,000   94,705
Co-op Fund of New England, Inc., 4.00%,
     1/13/00                                       105,000          100,605
Eastside Community Investment, 4.00%,
     4/5/00 (b)                                   100,000            33,000
Ecumenical Development Corp., 5.00%,
     12/31/01                                     100,000            96,609
Environmental Enterprises Assistance Fund,
      4.50%, 6/28/99                              125,000           123,376
First State Community Loan Fund,
     4.00%, 1/13/02                                25,000            23,976
Foundation for International Community Asst.,
     3.50%, 4/30/01                                50,000            49,732
Housing Assistance Council, 4.50%, 6/30/02         75,000            74,067
Institute for Community Development, 4.00%,
     10/1/01                                       250,000          243,100
Institute for Community Economics, 4.00%,
     1/13/00                                      150,000           143,721
Interfaith Housing Delaware, 4.50%, 12/31/99       49,888            39,910
Low Income Housing Fund, 4.00%, 9/30/04           500,000           486,200
Manna, Inc., 4.50%, 9/30/02                       250,000           243,675
Michigan Housing Trust, 4.50%, 6/28/99            100,000            98,701
Micro Industry Credit Rural Corp., 4.50%,
     1/13/01                                      100,000            96,256
Minnesota Non Profit Assistance Fund, 4.00%,
     4/7/00                                       200,000           189,354
National Fed of Community Development Credit Union,
     4.00%, 4/7/01                                400,000           379,156
New Hampshire Community Loan Fund, 4.00%,
     7/15/01                                      400,000           394,592
Nonprofit Facilities Fund, 4.50%, 6/30/99         100,000            98,674
North Country Co-op Development Fund,
     4.50%, 1/12/01                               100,000            96,256
Northeast South Dakota Energy Conservation Corp.,
     4.50%, 1/13/03                                 25,000           24,064
Opportunity International, 3.50%, 9/30/99         100,000            97,009
Saint Ambrose Housing Center, 4.50%, 3/31/00       25,000            23,808
Vermont Community Loan Fund, 4.50%, 4/30/01200,000 199,082

                                                 PRINCIPAL
COMMUNITY LOAN NOTES (Cont'd)                       AMOUNT            VALUE
Washington Area Community Investment
     Fund, 4.50%, 12/31/01                       $317,000          $305,132
Western Massachusetts Enterprise Fund,
     4.50%, 9/30/03                                50,000            48,735
Women's Self-Employment Loan Fund,
     4.50%, 3/30/00                                50,000            47,623
     Total Community Loan Notes (*)(Cost $5,095,888)              4,864,550

CORPORATE BONDS - 30.5%
Abbey National PLC, 8.20%, 10/15/04             3,000,000         3,265,830
Advanta Corp., 7.05%, 7/30/99                   3,000,000         2,967,150
AGL Capital Trust, 8.17%, 6/1/37                4,000,000         3,841,760
All Media Solutions, 9.00%, 7/31/99 (*)(#)(b)      50,000            33,000
Atlantic Mutual Insurance Co., 8.15%, 2/15/28   8,500,000         7,322,070
BNP US Funding LLC, 7.738%, 12/31/49            4,000,000         3,888,760
Bank United Corp., 8.00%, 3/15/09               2,000,000         1,975,660
BellSouth Telecommunications,
     6.00%, 6/15/02                             8,015,000         8,085,532
Community Reinvestment Fund, 6.35%, 6/1/1581,681    77,007
Computer Associates International, Inc.:
     6.25%, 4/15/03                             5,600,000         5,511,296
     6.375%, 4/15/05                            2,000,000         1,948,080
Conseco Financing Trust III, 8.796%, 4/1/27     6,750,000         6,123,465
Conseco Medium Term Notes, 6.40%, 6/15/115,800,000 5,698,732
Conseco, Inc., 6.80%, 6/15/05                   3,000,000         2,872,740
Credit Suisse First Boston, 7.90%, 4/29/49      4,000,000         4,061,000
Crescent Real Estate Equities, 7.00%, 9/15/02   5,000,000         4,608,700
Dayton Hudson Corp., 5.95%, 6/15/00             2,000,000         2,008,080
Dime Bancorp, Inc., 6.375%, 1/30/01             5,000,000         4,963,900
Discover Card Medium Term Notes,
     5.90%, 10/15/04                            1,000,000         1,007,120
Dresdner Bank, 6.625%, 9/15/05                  3,000,000         3,014,400
Federated Department Stores,
     Inc., 6.30%, 9/1/28                        2,000,000         1,973,140
First Interstate Bancorp, 9.90%, 11/15/01       1,000,000         1,101,640
Florida Windstorm Underwriting,
     7.125%, 2/25/19                            8,500,000         8,523,035
Fuji Bank, Ltd., 9.87%, 12/31/49                6,500,000         5,817,500
Goldman Sachs Group LP:
     6.60%, 7/15/02                             3,500,000         3,515,120
     7.875%, 1/15/03                            6,000,000         6,301,560
     6.625%, 12/1/04                            1,000,000           996,650
     6.34%, 3/01/06                             1,250,000         1,231,663
International Business Machines Corp.,
     5.25%, 12/1/03                             2,000,000         1,958,180
Interpool, Inc.:
     6.625%, 3/1/03                             7,000,000         6,207,390
     7.20%, 8/1/07                              1,500,000         1,266,465
Key Bank Medium Term Notes,
     5.80%, 4/1/04                              2,000,000         1,968,408
LG & G Capital Corp., 5.75%, 11/1/01            1,500,000         1,484,130
Long Island Savings Bank, 7.00%, 6/13/02        2,500,000         2,552,025
Mark IV Industries, Inc., 7.50%, 9/1/07         6,000,000         5,673,900
Mckesson Corp., 6.30%, 3/1/05                     900,000           888,426
Merita Bank, Ltd., 7.15%, 12/29/49              7,125,000         7,083,888
National Association of People with AIDS,
     10.00%, 1/31/98 (*)(#)(b)                    250,000            25,000
National Rural Utilities:
  5.38%, 12/15/03                               1,000,000           986,260
  5.50%, 1/15/05                                8,000,000         7,827,360
NCB Affordable Housing / Market Rate Cooperative First
     Mortgage Certificates Series 1993-3 B,
     7.70%, 7/1/12 (*)                          2,592,436         2,615,508
Nordstrom, Inc., 5.625%, 1/15/09                2,000,000         1,915,540

                                                 PRINCIPAL
CORPORATE BONDS (Cont'd)                            AMOUNT            VALUE
Onbank Capital Trust I, 9.25%, 2/2/27         $11,600,000       $12,759,768
Orion Capital Trust II, 7.70%, 4/15/28          2,000,000         1,694,480
Pacific Bell, 6.25%, 3/1/05                     1,500,000         1,524,525
Penny (J.C.), Inc., 7.25%, 4/1/02 (*)           4,250,000         4,370,700
Pioneer Human Services, 8.75%, 5/27/01 (*)        500,000           504,868
Poland Partners, 5.875%, 4/13/04 (*)              630,527           470,234
Prime Property Funding II, 6.80%, 8/15/02       4,000,000         3,930,880
Providian Capital I, 9.525%, 2/1/27             2,500,000         2,441,050
Puget Sound Energy, 6.23%, 7/11/02              3,248,727         3,289,433
Sage Bruno, 6.00%, 12/31/99 (*)                   125,000           100,000
Seventh Generation, 10.85%, 6/30/02 (*)           100,000           100,000
Skandinaviska Enskilda Banken, 6.50%,
     12/29/49                                   5,300,000         5,136,627
Socgen Real Estate Co. LLC, 7.64%, 12/29/498,150,000 7,589,280
Sovereign Bancorp, Inc., 6.75%, 9/1/00          1,500,000         1,498,905
Stanley Works, 5.75%, 3/1/04                    2,000,000         1,980,800
Sun Life Canada Capital Trust I,
     8.526%, 5/29/49                            3,000,000         3,116,550
Sunamerica, Inc., 6.75%, 10/1/07                4,000,000         4,184,600
Swedbank Sparbank Svenge AB,
     7.50%, 9/27/49                             1,000,000           971,906
Telecom Corp of New Zealand,
     6.50%, 2/10/08                             2,500,000         2,551,575
Tokai Funding Capital Co. LLC,
     9.98%, 12/29/49                            2,500,000         2,225,000
Transamerica Financial Corp., 5.93%, 3/25/02    3,000,000         2,987,100
Tyco International Group, 6.125%, 6/15/01       4,000,000         4,026,040
12th Street Historic Rehabilitation Associates Mortgage,
      10.75%, 4/15/99 (#)(b)(*)                   355,099            71,019
Umbono Investment, 10.00%, 1/16/02 (*)            898,209           751,316
Union Bank Norway, 7.35%, 12/31/49              4,000,000         4,041,400
US West Capital Funding, Inc.:
     6.125%, 7/15/02                              500,000           504,185
     6.25%, 7/15/05                               500,000           503,795
Westdeutsche Landesbank, 6.05%, 1/15/09         4,000,000         3,898,688
WFS Financial Owner Trust, 6.25%, 3/20/03       4,565,000         4,621,742
Xerox Capital Trust I, 8.00%, 2/1/27            3,450,000         3,519,379
Zurich Capital Trust, 8.376%, 6/1/37            5,850,000         6,205,435
     Total Corporate Bonds (Cost $241,698,384)                  236,758,350

MUNICIPAL OBLIGATIONS - 3.5%
Chickasaw Nation Certificates of Participation,
     10.00%, 8/1/03                             3,804,721         3,424,249
Maryland State Economic Development Corp. Revenue Bonds,
     8.00%, 10/1/05                             3,625,000         3,726,282
Maryland State Economic Development Corp. Revenue Bonds,
     8.625%, 10/1/19                            3,750,000         4,369,987
Philadelphia Authority for Industrial Development Pension
     Funding Revenue Bonds:
     5.69%, 4/15/07                             5,000,000         4,902,150
     6.35%, 4/15/28                             6,000,000         5,703,240
San Mateo Redevelopment Agency Tax Allocation Refunding Bonds,
     7.125%, 8/1/08                             1,415,000         1,453,771
Virginia Development Authority Revenue Bonds,
     7.40%, 7/1/06                              1,000,000         1,037,800
Virginia Development Authority Revenue Bonds,
     7.45%, 7/1/07                              2,000,000         2,083,400
     Total Municipal Obligations (Cost $26,336,911)              26,700,879

U.S. GOVERNMENT AGENCIES           PRINCIPAL
AND INSTRUMENTALITIES - 0.6%          AMOUNT         VALUE
Federal National Mortgage Assn.,
     6.09%, 9/27/27                            $3,250,000        $3,158,220
Federal National Mortgage Assn.,
     6.08%, 9/01/28                             1,700,000         1,649,085
Total U.S. Government Agencies and Instrumentalities
     (Cost $5,147,709)                                            4,807,305

REPURCHASE AGREEMENTS - 3.5%
Donaldson, Lufkin & Jenrette, 5.00%, dated 3/31/99, due 4/1/99
     (Collateral: $13,556,120 FNMA,
     4.750%, 12/14/01)                         13,285,000        13,285,000
Donaldson, Lufkin & Jenrette, 5.00%, dated 3/31/99, due 4/1/99
     (Collateral: $14,096,950 Refco
     Stripped Prinicpal, 10/15/19)             13,815,000        13,815,000
     Total Repurchase Agreements
     (Cost $27,100,000)                                          27,100,000

LIMITED PARTNERSHIP INTEREST - 0.3%
Environmental Allies Investment Trust              50,000            12,325
Environmental Private Equity Fund II              200,000           156,121
Global Environment Emerging Markets Fund  2              0
GEEMF Partners                                    255,500           138,129
Hambrecht & Quist Environmental
     Technology Fund                              500,000           223,610
HFG Expansion Fund I                              125,000                 0
IEPF Equity Fund III (#)                          500,000           563,432
Labrador Ventures III (#)                         200,000           195,268
Liberty Environmental Partners                    350,000           277,939
Poland Partners                                   350,000           341,895
Ukraine Fund                         70,000         54,810
Utah Ventures (#)                                 175,000           142,667
Venture Strategy Partners                          66,599            62,836
Viridian Capital (#)                              235,125           203,865
     Total Limited Partnership Interest
     (*)(Cost $3,623,160)                                         2,372,897

EQUITY SECURITIES - 61.4%             SHARES
Capital Goods - 2.1%
     Illinois Tool Works, Inc.                     74,300         4,597,312
Solectron Corp. (#)                               130,800         6,351,975
Tyco International, Ltd.                           77,900         5,589,325
                                                                 16,538,612

Communication Services - 3.7%
Alltel Corp.                                       51,100         3,187,362
Ameritech Corp.                                        30             1,736
Bellsouth Corp.                                    88,500         3,545,531
Century Telephone Enterprises                      49,362         3,467,680
MCI Worldcom, Inc. (#)                            120,485        10,670,452
SBC Communications, Inc.                          167,440         7,890,610
                                                                 28,763,371

Consumer Cyclicals - 7.1%
Acxiom Corp. (#)                                  155,500         4,120,750
Autozone, Inc. (#)                                 53,100         1,612,912
Costco Companies, Inc. (#)                         84,000         7,691,250
Dayton Hudson Corp.                                77,900         5,190,087
Dollar General Corp.                              238,790         8,118,860
Fastenal Co.                                      111,200         3,898,950
Harley Davidson, Inc.                              64,700         3,720,250

EQUITY SECURITIES (Cont'd)            SHARES         VALUE
Consumer Cyclicals (Cont'd)
     Home Depot, Inc.                             151,140        $9,408,465
     IMS Health, Inc.                              87,800         2,908,375
     Lowes Companies, Inc.                         48,000         2,904,000
     New York Times Co.                                60             1,710
     Real Goods Trading Corp. (#)                 125,000           488,281
     Staples, Inc. (#)                             91,050         2,993,269
     Sylvan Learning Systems, Inc. (#)             60,000         1,642,500
                                                                 54,699,659

Consumer Staples - 7.9%
     Cardinal Health, Inc.                        188,175        12,419,550
     Clear Channel Communications (#)              45,100         3,024,518
     CVS Corp.                                    106,200         5,044,500
     Dial Corp.                                   128,500         4,417,187
     Fort James Corp.                                  70             2,218
     Gillette Co.                                 169,300        10,062,768
     Heinz (H. J.) Co.                                 20               947
     Kroger Co. (#)                                71,500         4,281,063
     Newell Rubbermaid, Inc.                      119,000         5,652,500
     Robert Half International, Inc. (#)           85,600         2,808,750
     Safeway, Inc. (#)                             82,600         4,238,412
     Time Warner, Inc.                            127,200         9,039,150
                                                                 60,991,563

Financial Services - 12.6%
     Aflac, Inc.                                   94,400         5,138,900
     American International Group, Inc.            83,927        10,123,694
     BankAmerica Corp.                            124,400         8,785,750
     Chase Manhattan Corp.                         46,800         3,805,425
     Conseco, Inc.                                 62,500         1,929,687
     Equitable Companies, Inc.                     61,900         4,333,000
     Federal National Mortgage Assn.              108,720         7,528,860
     Fifth Third Bancorp.                          60,100         3,962,843
     Firstar Corp.                                 63,200         5,656,400
     Franklin Resources, Inc.                     105,000         2,953,125
     Highwood Properties, Inc.                      6,900         5,972,502
     Marsh & Mclennan Companies                    71,600         5,311,825
     Mellon Bank Corp.                             68,300         4,806,612
     Price (T. Rowe) Associates, Inc.             163,800         5,630,625
     SLM Holding Corp.                            140,400         5,861,700
     State Street Boston Corp.                     94,300         7,750,281
     Umbono Investments (#)(a)                 22,670,603         4,047,172
     Washington Mutual, Inc.                      101,500         4,148,812
                                                                 97,747,213

Pharmaceutical & Health Care - 8.6%
     Amgen, Inc. (#)                               76,000         5,690,500
     Aviron (#)                                    37,074           750,748
     Boston Scientific Corp. (#)                  144,800         5,873,450
     Guidant Corp.                                 55,100         3,333,550
     Hayes Medical Services (#)(*)                303,030           400,000
     Health Management Association (#)            274,025         3,339,679
     Johnson & Johnson                            107,300        10,052,668

EQUITY SECURITIES (Cont'd)                          SHARES            VALUE
Pharmaceutical & Health Care (Cont'd)
     Medtronic, Inc.                               87,000        $6,242,250
     Merck & Co., Inc.                            181,724        14,571,993
     Pfizer, Inc.                                  58,700         8,144,625
     Quadrant Healthcare Plc. (#)                 305,263           374,564
     Schering Plough Corp.                        146,800         8,119,875
                                                                 66,893,902

Publishing - 0.0%
UOL Publishing (#)                                 25,080           100,320

Technology - 18.7%
     America Online, Inc. (#)                      56,000         8,176,000
     BMC Software, Inc.(#)                        109,200         4,047,225
     Cisco Systems, Inc. (#)                       66,700         7,307,818
     Compaq Computer Corp.                        238,300         7,551,131
     Compuware Corp. (#)                          120,400         2,874,550
     EMC Corp.(#)                                 105,870        13,524,893
     Fiserv, Inc. (#)                              40,800         2,187,900
     Hewlett Packard Co.                               20             1,356
     Intel Corp.                                   78,800         9,367,350
     International Business Machines Corp.         77,700        13,772,325
     Lucent Technologies, Inc.                     92,600         9,977,650
     Microsoft Corp.(#)                           224,480        20,119,020
     Network Associates, Inc. (#)                 104,050         3,193,034
     Oracle Systems Corp.(#)                      219,469         5,788,494
     Parametric Technology (#)                    237,700         4,694,575
     Paychex, Inc.                                123,900         5,877,506
     Sterling Commerce, Inc. (#)                  155,900         4,793,925
     Sterling Software, Inc. (#)                  180,400         4,284,500
     Sun Microsystems, Inc. (#)                    56,900         7,108,943
     Tellabs, Inc. (#)                            111,300        10,879,601
                                                                145,527,796

Venture Capital - 0.7%
     Agraquest, Inc., Series B Preferred (#)(*)   190,477           323,811
     Agraquest, Inc., Series C Convertible
     Preferred (#)(*)                             117,647           200,000
     All Media Solutions, Inc.(#)(*)              389,692           167,178
     Calypte Biomed (#)(*)                        100,000           275,000
     Coastal Venture Partners (*)                  80,000            76,801
     Community Bank of the Bay (#)(*)               4,000           100,000
     Community Growth Fund (*)                  1,315,609           450,269
     Eco Timber International, Inc.(#)(*)          12,468            99,993
     Energia Global, Inc., Series A,
     Convertible Preferred (#)(*)                  80,129           560,903
     Energia Global, Inc., Series B,
     Convertible Preferred (#)(*)                  28,571           199,997
     Envirolutions, Inc. (#)(*)                       814            26,185
     Evergreen Solar, Series B (#)(*)             100,000           200,000
     Evergreen Solar, Series C (#)(*)              76,972           153,944
     Evergreen Solar (warrants)(#)(*)              30,789               300
     Fountainhead Technologies, Inc.,
     Preferred (#)(*)                               3,295            25,000
     Knowaste LLC (#)(*)                              814            81,400
     Living Technologies, Inc. (#)(*)              25,000           100,000
     Neighborhood Bancorp (#)(*)                   10,000           100,000
     Paradigm Biosciences (#)(*)                  125,000           275,000

EQUITY SECURITIES (Cont'd)                          SHARES            VALUE
Venture Capital (Cont'd)
     Paradigm, Inc. (#)(*)                        121,591          $250,000
     Picturetalk (warrants) (#)(*)                 22,222                 0
     Pro Fund International (#)(*)                  5,729             5,729
     Pro Fund International, Preferred (#)(*)                      567,119
567,119
     Take the Lead (#)(*)                          23,630            50,945
     Ultrafem, Inc. (#)(*)                         25,000                 0
     Ultrafem, Inc. (warrants)(#)(*)              175,000                 0
     Wild Planet Toys, Inc., Series B,
     Preferred (#)(*)                             476,190           666,666
     Wild Planet Toys, Inc.,
     Series E, Preferred (#)(*)                   129,089           180,724
     Wind Harvest Co., Inc., Series A,
     Preferred (#)(*)                               8,696            50,000
                                                                  5,186,964

     Total Equity Securities (Cost $356,786,208)                476,449,400

     TOTAL INVESTMENTS
     (Cost $666,772,260) - 100.5%                               779,927,447
     Other assets and liabilities, net - (0.5%)
(3,527,267)
     Net Assets - 100%                                         $776,400,180

































See notes to financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
March 31, 1999
                                                 PRINCIPAL
CORPORATE BONDS - 84.7%                             AMOUNT            VALUE
AGL Capital Trust, 8.17%, 6/1/37               $1,000,000          $960,440
Advanta Corp., 7.05%, 7/30/99                   2,000,000         1,978,100
ARG Funding Corp., 6.02%, 5/20/05               2,000,000         2,004,375
Atlantic Mutual Insurance Co.,
     8.15%, 2/15/28                               500,000           430,710
BNP US Funding LLC, 7.738%, 12/31/49            1,000,000           972,190
BellSouth Savings & Employee ESOP,
     9.125%, 7/1/03                               141,765           152,156
BellSouth Telecommunications, 6.00%,
     6/15/02                                    2,000,000         2,017,600
Citizens Utilities Co., 8.45%, 9/1/01           1,000,000         1,054,910
Colonial Bank, 8.00%, 3/15/09                   1,000,000           981,200
Computer Associates International Inc.:
     6.25%, 4/15/03                             1,000,000         1,377,824
  6.375%, 4/15/05                               2,000,000         1,948,080
Conseco Inc., 6.40%, 2/10/03                    2,000,000         1,939,640
Dayton Hudson Corp., 5.95%, 6/15/00             2,000,000         2,008,080
Dime Bancorp Inc., 6.375%, 01/30/01             2,000,000         1,985,560
Discover Card Medium Term Notes, 5.90%,
     10/15/04                                   2,000,000         2,014,240
Florida Widstrom Underwriting, 7.125%,
     2/25/19                                    2,500,000         2,506,775
Fuji Bank, Ltd., 9.87%, 12/31/49                1,500,000         1,342,500
Goldman Sachs Group LP, 6.34%, 3/1/06           1,750,000         1,724,327
Interpool Capital Trust, 9.875%, 2/15/27          500,000           439,005
Interpool, Inc., 6.625%, 3/1/03                 1,000,000           886,770
Key Bank Medium Term Notes, 5.80%,
     4/1/04                                     1,000,000           984,204
LG & G Capital Corp., 5.75%, 11/1/01            1,500,000         1,484,130
Mark IV Industries, Inc., 7.50%, 9/1/07           500,000           472,825
Merita Bank, Ltd., 7.15%, 12/29/49              1,290,000         1,282,557
National Cooperative Bank, 6.06176%, 7/1/12777,731 787,530
National Rural Utilities Cooperative Financing,
     5.50%, 1/15/05                             1,000,000           978,420
Nordstrom Inc., 5.625%, 1/15/09                   750,000           718,328
North American Mortgage Medium Term,
     7.315%, 8/25/03                              500,000           507,050
Onbank Capital Trust I, 9.25%, 2/1/27           2,000,000         2,199,960
Orion Capital Trust II, 7.70%, 4/15/28            500,000           423,620
Pacific Bell:
     7.25%, 7/1/02                              1,950,000         2,038,218
  6.25%, 3/1/05                                 1,000,000         1,016,350
Prime Property Funding II, 6.80%, 8/15/02       2,000,000         1,965,440
Russell Frank Co., 5.625%, 1/15/09                500,000           482,785
Skandinaviska Enskilda Banken, 6.50%,
     12/29/49                                   1,500,000         1,453,763
Socgen Real Estate Co. LLC, 7.64%, 12/29/49260,000 242,112
Sovereign Bancorp Inc., 6.75%, 9/1/00           1,500,000         1,498,905
Sunamerica Inc., 6.75%, 10/1/07                 3,000,000         3,138,450
Tokai Preferred Capital LLC, 9.98%, 12/29/49      300,000           267,000
Tyco International Group, 6.125%, 6/15/01       1,000,000         1,006,510
Union Bank Norway, 7.35%, 12/31/49              1,000,000         1,010,350
Union Pacific Resources Group Inc.,
     7.05%, 5/15/18                               500,000           453,825
Westdeutsche Landesbank Giroze, 6.05%,
     1/15/09                                      500,000           487,336
WFS Financial Owner Trust, 6.25%, 3/20/03       2,000,000         2,024,860
Xerox Capital Trust I, 8.00%, 2/01/27           1,000,000         1,020,110
Zurich Capital Trust, 8.376%, 6/1/37            2,500,000         2,651,825
     Total Corporate Bonds (Cost $59,735,398)                    59,320,945

U.S. GOVERNMENT AGENCIES                         Principal
AND INSTRUMENTALITIES - 10.2%                       Amount            Value
Federal Home Loan Mortgage Corp.,
     7.12%, 6/25/28                            $2,750,000        $2,824,745
Federal National Mortgage Assn.,
     6.09%, 9/27/27                             1,250,000         1,214,700
Federal National Mortgage Assn., 6.08%,
     9/1/28                                     3,250,000         3,104,160
  Total U.S. Government Agencies and Instrumentalities
     (Cost $7,455,338)                                            7,143,605

MUNICIPAL OBLIGATIONS - 4.9%
Missouri Higher Education Student Loan Revenue Bonds,
     6.80%, 2/15/01                             1,000,000         1,018,830
Philadelphia PA Authority, 6.35%, 4/15/28       2,000,000         1,901,080
Somerville, Massachusetts, U.S. Government Guaranteed Notes,
     7.12%, 8/1/01                                475,000           490,547
   Total Municipal Obligations (Cost $3,364,862)                  3,410,457


CERTIFICATES OF DEPOSIT - 0.1%
South Shore Bank, 4.75%, 2/9/00                   100,000            99,564
     Total Certificates of Deposit (Cost $100,000)                   99,564

COMMERCIAL LOAN NOTES - 0.6%
DC Habitat for Humanity, 4.50%, 2/17/01           150,000           143,898
Northeast Entrepreneur Fund, 4.50%, 6/30/03100,000  98,756
St. Vincent de Paul Society, 4.50%, 7/29/01       200,000           196,620
     Total Commercial Loan Notes (*)(Cost $450,000)                 439,274


EQUITY SECURITIES - 0.9%              SHARES
Highwoods Properties Inc., Series A, Preferred        600           519,348
Northern Borders Partners, LP (*)                   3,500           106,969
   Total Equity Securities (Cost $695,819)                          626,317



     TOTAL INVESTMENTS (Cost $71,801,417) - 101.4%71,040,162
     Other assets and liabilities, net - (1.4%)
(1,003,146)
     Net Assets - 100%                                          $70,037,016












See notes to financial statements.

EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
March 31, 1999

EQUITY SECURITIES - 95.8%                           SHARES            VALUE
Basic Industries - 3.2%
     Morton International, Inc.                    81,000        $2,976,750
     Nalco Chemical Co.                           105,600         2,805,000
     Smurfit Stone Container Corp. (#)              1,000            19,312
                                                                  5,801,062

Capital Goods - 7.1%
     Dover Corp.                                   96,000         3,156,000
     Pitney Bowes, Inc.                            40,000         2,550,000
     Solectron Corp. (#)                           70,000         3,399,375
     Tyco International, Ltd.                      50,000         3,587,500
                                                                 12,692,875

Communication Services - 0.0%
     Ameritech Corp.                                  500            28,937

Consumer Cyclicals - 23.9%
     American Greetings Corp.                         100             2,537
     Autozone, Inc. (#)                           150,000         4,556,250
     Black & Decker Corp.                             400            22,175
     Block H & R, Inc.                            100,000         4,737,500
     Dayton Hudson Corp.                           85,000         5,663,125
     Family Dollar Stores, Inc.                   200,000         4,600,000
     Gap, Inc.                                     80,000         5,385,000
     Harley Davidson, Inc.                         85,000         4,887,500
     Liz Claiborne, Inc.                              500            16,312
     Lowes Companies, Inc.                        100,000         6,050,000
     Masco Corp.                                      800            22,600
     Office Depot, Inc. (#)                       180,100         6,629,931
     Office Max, Inc. (#)                             100               862
     Reebok International, Ltd. (#)                   600             9,525
                                                                 42,583,317

Consumer Staples - 5.1%
     Albertsons, Inc.                                 100             5,431
     Colgate Palmolive Co.                         46,000         4,232,000
     Newell Rubbermaid Inc.                       100,788         4,787,444
                                                                  9,024,875

Energy - 6.3%
     Anadarko Petroleum Corp.                     175,000         6,606,250
     Enron Corp.                                  280,000         4,655,000
                                                                 11,261,250

Financial Services - 10.8%
     Aflac, Inc,                                   63,000         3,429,562
     American International Group, Inc.            35,000         4,221,875
     BankAmerica Corp.                             50,343         3,555,474
     Federal National Mortgage Assn.               50,000         3,462,500

EQUITY SECURITIES (Cont'd)                          SHARES            VALUE
Financial Services (Cont'd)
     Frontier Insurance Group, Inc.               150,000        $1,781,250
     Progressive Corp.                             20,000         2,870,000
                                                                 19,320,661

Pharmaceutical & Health Care - 18.0%
     Biomet, Inc,                                  88,000         3,690,500
     Dentsply International, Inc.                  90,000         2,092,500
     Merck & Co., Inc.                             58,000         4,650,875
     Mylan Labs, Inc.                             200,000         5,487,500
     Pfizer, Inc.                                  40,000         5,550,000
     Schering Plough Corp.                        100,000         5,531,250
     Stryker Corp.                                100,000         5,043,750
                                                                 32,046,375

Technology - 21.4%
     Adobe Systems, Inc.                           85,000         4,823,750
     Cisco Systems, Inc. (#)                       60,000         6,573,750
     Electronic Data Systems Corp.                110,000         5,355,625
     Grainger (W.W.), Inc.                         65,000         2,799,062
     Hewlett Packard Co.                           60,000         4,068,750
     Intel Corp.                                   30,000         3,566,250
     Scientific Atlanta, Inc.                     125,000         3,406,250
     Sun Microsystems, Inc. (#)                    60,000         7,496,255
                                                                 38,089,692

     Total Equity Securities (Cost $129,835,419)                170,849,044

                                                 PRINCIPAL
Commercial Loan Notes - 0.8%                        AMOUNT
Chicago Community Loan Fund,
     4.50%, 6/30/03                              $150,000           148,134
Community Loan Fund of SW Pennsylvania,
     4.50%, 4/15/01                               100,000            95,246
Delaware Valley Reinvestment Fund,
     4.50%, 7/15/03                               250,000           245,950
Enterprise Corp. of Delta, 4.50%,
     7/29/01                                      300,000           295,140
Midwest Minnesota CDC, 4.50%, 9/30/01             300,000           292,410
Primary Care Development Corp.,
     4.50%, 2/17/01                               200,000           191,090
South Shore Bank, 4.75%, 2/09/00                  100,000            99,564

     Total Commercial Loan Notes (*)(Cost $1,400,000)             1,367,534

Repurchase Agreements - 3.3%
State Street Bank, 4.89%, dated 3/31/99, due 4/1/99
(Collateral: $6,183,312 FHCMC,
     5.125%, 10/15/08)                           6,000,000        6,000,000

     Total Repurchase Agreements (Cost $6,000,000)                6,000,000

     TOTAL INVESTMENTS (Cost $137,235,419) - 99.9%178,216,578
Other assets and liabilities, net - 0.1%                            153,647
     Net Assets - 100%                                         $178,370,225


See notes to financial statements.

MANAGED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
March 31, 1999

EQUITY SECURITIES - 99.6%                           SHARES            VALUE
Basic Industries - 0.0%
     Level 3 Communications, Inc. (#)                 100            $7,281

Capital Goods - 3.1%
     National Service Industries, Inc.              3,100           105,594
     Paccar, Inc.                                   3,100           127,681
     Pitney Bowes, Inc.                               700            44,625
     Premark International, Inc.                   12,400           408,425
     Solectron Corp. (#)                            2,600           126,262
     York International Corp.                       4,500           158,906
                                                                    971,493

Communication Services - 10.7%
     Air Touch Communications                       2,600           251,225
     Ameritech Corp.                               14,600           844,975
     Bellsouth Corp.                               22,700           909,418
     MCI Worldcom, Inc. (#)                         3,700           327,681
     SBC Communications, Inc.                       9,400           442,975
     US West, Inc.                                 11,400           627,712
                                                                  3,403,986

Consumer Cyclicals - 8.8%
     American Greetings Corp.                       3,000            76,125
     Best Buy, Inc. (#)                             4,300           223,600
     Central Newspapers, Inc.                       8,800           273,900
     Costco Companies, Inc. (#)                     2,100           192,281
     Dayton Hudson Corp.                            2,200           146,575
     Dun & Bradstreet Corp.                         4,400           156,750
     Federal Mogul Corp.                              700            30,100
     Federated Department Stores, Inc.(#)           2,400            96,300
     Gap, Inc.                                      1,650           111,066
     Harley Davidson, Inc.                          1,400            80,500
     Home Depot, Inc.                               6,200           385,950
     Lancaster Colony Corp.                           900            23,963
     Lowes Companies, Inc.                          1,900           114,950
     May Department Stores Co.                      1,950            76,294
     Omnicom Group, Inc.                            1,900           151,881
     Ross Stores, Inc.                              2,100            92,006
     Staples, Inc. (#)                                300             9,862
     TJX Companies, Inc.                            2,700            91,800
     Viad Corp.                                    17,100           475,594
                                                                  2,809,497

Consumer Staples - 13.1%
     Alberto Culver Co.                             2,100            49,088
     Albertsons, Inc.                               2,000           108,625
     Avon Products, Inc.                              700            32,943
     Bergen Brunswig Corp.                          5,700           114,000
     Bestfoods (#)                                    900            42,300

EQUITY SECURITIES (Cont'd)                          SHARES            VALUE
Consumer Staples (Cont'd)
     BHC Communications, Inc.                       3,600          $441,900
     Cardinal Health, Inc.                          2,031           134,046
     Colgate Palmolive Co.                          1,900           174,800
     CVS Corp.                                        800            38,000
     Darden Restaurant, Inc.                       15,100           311,438
     Donnelley RR & Sons                           15,300           492,469
     General Mills, Inc.                            5,100           385,369
     Gillette Co.                                   4,800           285,300
     Heinz (H. J.) Co.                              5,000           236,875
     Kellogg Co.                                      800            27,050
     King World Productions, Inc. (#)               2,900            88,631
     Mediaone Group, Inc. (#)                       3,900           247,650
     Safeway, Inc. (#)                              2,000           102,625
     Supervalu, Inc.                               18,500           381,563
     Time Warner, Inc.                              4,400           312,675
     Tupperware Corp.                               5,200            93,600
     Walgreen Co.                                   3,000            84,750
                                                                  4,185,697

Energy - 0.7%
     Anadarko Petroleum Corp.                       2,100            79,275
     Union Pacific Resources Group, Inc.            5,700            67,687
     Varco International, Inc. (#)                  6,800            75,650
                                                                    222,612

Financial Services - 25.2%
     Ambac Financial Group, Inc.                    1,200            64,800
     American General Corp.                         2,400           169,200
     American International Group, Inc.             6,027           727,007
     Amresco, Inc. (#)                              8,800            67,650
     Aon Corp.                                      1,200            75,900
     Apartment Investment & Management Co.4,200    152,250
     Bank One Corp.                                 4,858           267,494
     BankAmerica Corp.                                747            52,757
     Chase Manhattan Corp.                          8,700           707,419
     Comerica, Inc.                                 1,900           118,631
     Conseco, Inc.                                 14,600           450,775
     Countrywide Credit Industries, Inc.            4,500           168,750
     Edwards (A.G.), Inc.                           7,100           232,081
     Equitable Companies, Inc.                        600            42,000
     Equity Office Properties Trust                15,500           394,281
     Everest Reinsurance Holdings                   1,600            49,900
     Federal Home Loan Mortgage Corp.               4,700           268,487
     Federal National Mortgage Assn.                8,400           581,700
     Fifth Third Bancorp.                             700            46,156
     Finova Group, Inc.                               300            15,562
     Fremont General Corp.                          8,400           160,125
     Golden West Financial Corp.                    1,000            95,500
     Greenpoint Financial Corp.                     1,700            59,075
     Household International, Inc.                  3,700           168,813
     Jefferson Pilot Corp.                            600            40,650
     Keycorp                                       18,100           548,656
     Liberty Property Trust                         8,700           180,525

EQUITY SECURITIES (Cont'd)                          SHARES            VALUE
Financial Services (Cont'd)
     Lincoln National Corp.                         1,900          $187,862
     Marsh & Mclennan Companies, Inc.               4,300           319,006
     MBIA, Inc.                                     1,000            58,000
     MBNA Corp.                                     4,000            95,500
     Meditrust                                     13,200           164,175
     National City Corp.                            2,200           146,025
     North Fork Bancorporation                     15,400           325,325
     Paine Webber Group, Inc.                       2,600           103,675
     PMI Group, Inc.                                2,000            92,750
     Prologis Trust                                 3,700            75,850
     Providian Financial Corp.                        900            99,000
     Republic NY Corp.                                600            27,675
     Schwab Charles Corp.                             900            86,512
     Sallie Mae Holdings Corp,                      2,100            87,675
     Wells Fargo & Co.                              7,000           245,438
                                                                  8,020,612


Pharmaceutical & Health Care - 14.0%
     Amgen, Inc. (#)                                9,800           733,775
     Becton Dickinson & Co.                         3,600           137,925
     Biogen, Inc. (#)                               1,300           148,606
     Dentsply International, Inc.                   4,400           102,300
     Genzyme Corp. (#)                              1,700            85,744
     Guidant Corp.                                  2,600           157,300
     Johnson & Johnson                             10,600           993,088
     Merck & Co., Inc.                             11,800           946,212
     Mylan Labs, Inc.                               2,800            76,825
     Pfizer, Inc.                                   3,900           541,125
     Rexall Sundown, Inc.                           2,200            42,212
     Schering Plough Corp.                          7,600           420,375
     Sybron International Corp. (#)                   300             7,500
     Wellpoint Health Networks, Inc. (#)            1,100            83,394
                                                                  4,476,381


Technology - 20.7%
     Adaptec, Inc. (#)                                600            13,687
     Adobe Systems, Inc.                            1,700            96,475
     America Online, Inc. (#)                       3,000           438,000
     Apple Computer (#)                             2,300            82,656
     Applied Materials, Inc. (#)                    3,700           228,243
     BMC Software, Inc.(#)                          2,400            88,950
     Cisco Systems, Inc. (#)                        4,050           443,728
     Computer Associates International, Inc.        2,300            81,794
     Compuware Corp. (#)                              700            16,713
     Dell Computer Corp. (#)                        6,000           245,250
     EMC Corp. (#)                                  1,300           166,075
     First Data Corp.                               2,500           106,875
     General Instrument Corp. (#)                     100             3,031
     Hewlett Packard Co.                            4,700           318,719
     Intel Corp.                                    8,500         1,012,563
     International Business Machines Corp.          3,400           602,650

EQUITY SECURITIES (Cont'd)                          SHARES            VALUE
Technology (Cont'd)
     Learning Company, Inc. (#)                     1,600           $46,400
     Lucent Technologies, Inc.                      6,000           646,500
     Micron Technology, Inc.                        5,700           275,025
     Microsoft Corp.(#)                            11,000           985,875
     Oracle Systems Corp.(#)                        4,750           125,281
     Sabre Group Holdings, Inc. (#)                 1,100            49,912
     Sun Microsystems, Inc. (#)                     1,600           199,900
     Tellabs, Inc. (#)                              1,300           127,075
     Xerox Corp.                                    3,800           202,825
     Zilinx, Inc. (#)                                 100             4,056
                                                                  6,608,258

Transportation - 0.9%
     AMR Corp. (#)                                    800            46,850
     Delta Air Lines, Inc.                          1,300            90,350
     Norfolk Southern Corp.                         5,500           145,063
                                                                    282,263

Utilities - 2.4%
     Allgheny Energy, Inc.                          3,100            91,450
     Cinergy Corp.                                  8,400           231,000
     Consolidated National Gas Co.                  3,000           146,063
     MCN Energy Group, Inc.                         9,800           157,412
     OGE Energy Corp.                               1,600            36,100
     Puget Souind Energy                            3,700            85,374
                                                                    747,399

     Total Equity Securities (Cost $27,234,135)                  31,735,479


     TOTAL INVESTMENTS (Cost $27,234,135)
     - 99.6%                                                     31,735,479
     Other assets and liabilities, net - 0.4%
139,171
     Net Assets - 100%                                          $31,874,650


(^) These certificates of deposit are fully insured by agencies of the federal government.
(#) Non-income producing.
(*) Restricted securities represents, 2.8% of net assets for Balanced, 0.8% for Bond, and 0.8% for Equity.
(v) See Note B.
(b) This security is in default.

Explanation of Guarantees:        Abbreviations:
BPA: Bond Purchase Agreement      AMBAC: American Municipal Bond Assurance Corp.
GA: Guarantee Agreement           VRDN: Variable Rate Demand Notes
INSUR: Insurance                  MFH: Multi-family Housing
LOC: Letter of Credit             COPs: Certificates of Participation
TOA: Tender Option Agreement

See notes to financial statements.

statements of assets and liabilities
March 31, 1999

                                       money
                                      market      Balanced             bond
assets                             portfolio     portfolio        portfolio
Investments in securities,
     at value                   $192,514,865  $779,927,447      $71,040,162
Cash . . . . .                       449,940       269,994          402,105
Receivable for securities sold           --      9,268,461        1,586,480
Receivable for shares sold           334,705       507,271          156,518
Interest & dividends receivable    1,315,337     5,127,151          948,137
Other assets                          14,423        50,827           14,621
     Total assets                194,629,270   795,151,151       74,148,023

liabilities
Payable for securities purchased         --     16,910,329        4,003,343
Payable for shares redeemed           71,621       736,974            6,048
Payable to Calvert Asset
     Management, Inc.                 95,594       450,040           39,391
Payable to Calvert Shareholders
     Services, Inc.                   19,940        21,749            3,126
Payable to Calvert Administrative
     Services, Inc.                      --        180,524           11,930
Payable to Calvert Distributors, Inc. 32,872       170,476           14,062
Accrued expenses and
     other liabilities               114,644       280,879           33,107
         Total liabilities           334,671    18,750,971        4,111,007
         Net Assets             $194,294,599  $776,400,180      $70,037,016

net assets consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
         Money Market Portfolio:
         194,369,805
         shares outstanding     $194,347,720
         Balanced Portfolio:
         Class A: 22,621,283
         shares outstanding                   $613,752,601
         Class B: 200,889
         shares outstanding                      6,696,999
         Class C: 422,579
         shares outstanding                     13,092,864
         Class I: 34,440
         shares outstanding                      1,119,907
         Bond Portfolio:
         Class A: 4,176,600
         shares outstanding                                     $67,754,817
              Class B: 116,300 shares outstanding                 1,916,179
              Class C: 84,867 shares outstanding                  1,391,381
Undistributed net
investment income                    (2,479)       958,575           59,318
Accumulated net realized
gain (loss) on investments          (50,642)    27,624,745        (323,423)
Net unrealized appreciation (depreciation)
     on investments and assets and liabilities
     in foreign currencies               --    113,154,489        (761,256)
     Net Assets                 $194,294,599  $776,400,180      $70,037,016

net asset value per share
Money Market Portfolio                 $1.00
Balanced Portfolio:
     Class A: (based on net
     assets of $754,673,414) .                      $33.36
     Class B: (based on net
     assets of $6,672,089)                          $33.21
     Class C: (based on net
     assets of $13,905,606)                         $32.91
     Class I: (based on net
     assets of $1,149,071)                          $33.36
Bond Portfolio:
Class A: (based on net assets of $66,829,237)                        $16.00
Class B: (based on net assets of $1,854,750)
$15.95
Class C: (based on net assets of $1,353,029)
$15.94

See notes to financial statements.

statements of assets and liabilities
March 31, 1999

                                                                    managed
                                                    equity            index
assets                                           portfolio        portfolio
Investments in securities, at value           $178,216,578      $31,735,479
Cash . . .                                         299,043          707,757
Receivable for securities sold                         --         5,574,236
Receivable for shares sold                         258,276          123,705
Interest & dividends receivable                    102,599           28,515
Other assets                                        19,637           19,517
              Total assets                     178,896,133       38,189,209

liabilities
Payable for securities purchased                       --         6,271,258
Payable for shares redeemed                        261,539            6,022
Payable to Calvert Asset Management, Inc.          115,341           19,669
Payable to Calvert Administrative
     Service Company                                30,121            1,699
Payable to Calvert Shareholders
     Services, Inc.                                 10,850              984
Payable to Calvert Distributors, Inc.               42,459            5,133
Accrued expenses and other liabilities              65,598            9,794
     Total liabilities                             525,908        6,314,559
              Net Assets                      $178,370,225      $31,874,650

net assets consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
         Equity Portfolio
              Class A: 5,987,652
              shares outstanding              $120,255,395
              Class B: 150,995
              shares outstanding                 3,701,266
              Class C: 320,054
              shares outstanding                 7,038,706
         Managed Index Portfolio
              Class A: 552,599 shares outstanding                $8,451,762
              Class B: 167,692 shares outstanding                 2,543,463
              Class C: 73,425 shares outstanding                  1,141,998
              Class I: 1,103,091 shares outstanding              16,549,787
Undistributed net investment income (loss)       (232,787)           20,541
Accumulated net realized
gain (loss) on investments                       6,626,486      (1,334,245)
Net unrealized appreciation
(depreciation) on investments                   40,981,159        4,501,344
              Net Assets                      $178,370,225      $31,874,650

net asset value per share
Equity Portfolio:
     Class A (based on net
     assets of $166,000,624)                        $27.72
     Class B (based on net
     assets of $4,136,632)                          $27.40
     Class C (based on net
     assets of $8,232,969)                          $25.72
Managed Index Portfolio:
     Class A (based on net assets of $9,288,634)                     $16.81
     Class B (based on net assets of $2,795,874)                     $16.67
     Class C (based on net assets of $1,226,829)                     $16.71
     Class I (based on net assets of $18,563,313)                    $16.83
See notes to financial statements.

Statements of Operations
six months Ended march 31, 1999

                                       Money
                                      Market      Balanced             Bond
Net Investment Income              Portfolio     Portfolio        Portfolio
Investment Income:
     Interest income              $4,895,042    $9,963,778       $2,293,200
     Dividend income                     --      1,714,867           38,302
     Total investment income       4,895,042    11,678,645        2,331,502

Expenses:
     Investment advisory fee         422,380     2,200,608          177,176
     Transfer agency
     fees and expenses               235,113       506,321           73,469
     Administrative fees              32,872       180,524           11,930
     Distribution Plan expenses:
         Class A                         --        859,812           66,575
         Class B                         --         22,067            6,447
         Class C                         --         63,064            4,505
     Trustees' fees and expenses      23,880        94,223            9,156
     Custodian fees                   18,595        69,116           16,275
     Registration fees                17,007        42,230           23,212
     Reports to shareholders          47,828       110,841           11,563
     Professional fees                15,175        71,086            5,720
     Miscellaneous                    15,276        65,910            6,544
              Total expenses         828,126     4,285,802          412,572
     Reimbursement from Advisor:
     Class O                        (15,186)           --                --
     Class A                             --            --                --
     Class B                             --        (3,434)          (4,999)
     Class C                             --            --           (3,105)
     Class I                             --          (627)               --
     Fees paid indirectly           (16,249)      (55,483)         (19,312)
     Net expenses                    796,691     4,226,258          385,156

     Net Investment Income         4,098,351     7,452,387        1,946,346

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
     Investments                    (21,777)    29,077,993         (95,383)
     Foreign currency transactions       --          1,943               --
                                    (21,777)    29,079,936         (95,383)

Change in unrealized appreciation or (depreciation):
     Securities                          --     63,606,036      (1,250,539)
     Assets and liabilities denominated
         in foreign currencies           --        (4,772)               --
                                         --     63,601,264      (1,250,539)

              Net Realized and Unrealized
              Gain (Loss)
              on Investments        (21,777)    92,681,200      (1,345,922)

Increase (Decrease) in Net Assets
Resulting From Operations         $4,076,574  $100,133,587         $600,424
See notes to financial statements.

Statements of Operations
six months Ended March 31, 1999

                                                    Equity    Managed Index
Net Investment Income                            Portfolio        Portfolio
Investment Income:
     Interest income                              $635,086               --
     Dividend income                                38,119         $187,171
              Total investment income              673,205          187,171

Expenses:
     Investment advisory fee                       421,262           79,840
     Transfer agency fees and expenses             198,166           18,543
     Administrative fees                            30,121           15,636
     Distribution Plan expenses:
         Class A                                   172,881            8,382
         Class B                                    13,907            9,441
         Class C                                    35,608            3,619
     Trustees' fees and expenses                    20,208            3,075
     Custodian fees                                 14,550           14,641
     Registration fees                              22,683           21,527
     Reports to shareholders                        38,727              939
     Professional fees                              13,426          (2,366)
     Miscellaneous                                  19,128            1,670
              Total expenses                     1,000,667          174,947
              Reimbursement from Advisor:
              Class A                                  --          (11,970)
              Class B                                (584)          (5,261)
              Class C                                  --           (1,635)
              Class I                                  --           (8,284)
              Fees paid indirectly                (94,091)          (8,380)
              Net expenses                         905,992          139,417

                Net Investment Income (Loss)     (232,787)           47,754

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)                        10,098,175      (1,229,343)
Change in unrealized appreciation
or (depreciation)                               38,285,450        6,568,219

                 Net Realized and Unrealized
              Gain (Loss) on Investments        48,383,625        5,338,876

              Increase (Decrease) in Net Assets
              Resulting From Operations        $48,150,838       $5,386,630


See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

                                            Six Months Ended     Year Ended
                                                March 31,     September 30,
Increase (Decrease) in Net Assets                     1999             1998
Operations:
     Net investment income                      $4,098,351       $8,321,421
     Net realized gain (loss)                     (21,777)            1,009

         Increase (Decrease) in Net Assets
         Resulting From Operations               4,076,574        8,322,430

Distributions to shareholders from
     Net investment income                     (4,113,413)      (8,308,855)

Capital share transactions:
     Shares sold                               109,100,915      154,779,292
     Reinvestment of distributions               3,838,983        7,819,897
     Shares redeemed                          (91,308,984)    (156,022,801)
                                                21,630,914        6,576,388

     Total Increase (Decrease) in Net Assets    21,594,075        6,589,963

Net Assets
Beginning of period                            172,700,524      166,110,561
End of period (including undistributed net investment
     income (loss) of $(2,479)
     and $12,853, respectively)               $194,294,599     $172,700,524

Capital Share Activity
Shares sold                                    109,100,915      154,779,292
Reinvestment of distributions                    3,838,983        7,819,897
Shares redeemed                               (91,308,984)    (156,022,801)
Total capital share activity                    21,630,914        6,576,388


See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

                                            Six Months Ended     Year Ended
                                                 March 31,    September 30,
Increase (Decrease) in Net Assets                     1999             1998
Operations:
     Net investment income                      $7,452,387      $15,843,294
     Net realized gain (loss)                   29,079,936       76,966,372
     Change in net unrealized
     appreciation or (depreciation)             63,601,264     (55,906,082)

         Increase (Decrease) in Net Assets
         Resulting From Operations             100,133,587       36,903,584

Distributions to shareholders from
     Net investment income:
         Class A Shares                        (7,323,995)     (15,407,301)
         Class B Shares                           (26,527)         (13,826)
         Class C Shares                           (64,013)        (132,534)
         Class I Shares                            (5,510)               --
     Net realized gain:
         Class A Shares                       (69,564,483)     (64,690,996)
         Class B Shares                          (412,084)
         Class C Shares                        (1,218,576)        (945,605)
     Total distributions                      (78,615,188)     (81,190,262)

Capital share transactions:
     Shares sold:
         Class A Shares                         61,789,002       68,087,988
         Class B Shares                          3,828,467        2,658,548
         Class C Shares                          2,068,584        4,076,426
         Class I Shares                          1,121,828               --
     Reinvestment of distributions:
         Class A Shares                         71,166,746       74,176,448
         Class B Shares                            401,900           12,756
         Class C Shares                          1,249,053        1,056,857
         Class I Shares                              5,510               __
     Shares redeemed:
         Class A Shares                       (73,241,080)    (100,217,586)
         Class B Shares                          (193,985)         (10,687)
         Class C Shares                        (1,236,675)      (1,828,205)
         Class I Shares                            (7,431)               --
     Total capital share transactions           66,951,919       48,012,545

     Total Increase (Decrease) in Net Assets    88,470,318        3,725,867

Net Assets
Beginning of period                            687,929,862      684,203,995
End of period (including undistributed net investment
     income of $958,575
     and $926,233, respectively)              $776,400,180     $687,929,862

See notes to financial statements.

                                            Six Months Ended     Year Ended
                                                  March 31    September 30,
Capital Share Activity                                1999             1998
Shares sold:
     Class A Shares                              1,864,428        2,018,239
     Class B Shares                                115,784           78,358
     Class C Shares                                 63,114          121,111
     Class I Shares                                 34,496               --
Reinvestment of distributions:
     Class A Shares                              2,199,664        2,377,203
     Class B Shares                                 12,471              385
     Class C Shares                                 39,152           34,413
     Class I Shares                                    165               --
Shares redeemed:
     Class A Shares                            (2,211,163)      (2,988,777)
     Class B Shares                                (5,806)            (303)
     Class C Shares                               (37,940)         (55,002)
     Class I Shares                                  (221)              --
Total capital share activity                     2,074,144        1,585,627

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

                                            Six Months Ended     Year Ended
                                                 March 31,    September 30,
Increase (Decrease) in Net Assets                     1999             1998
Operations:
     Net investment income                      $1,946,346       $3,567,253
     Net realized gain (loss)                     (95,383)        2,273,322
     Change in net unrealized
     appreciation or (depreciation)            (1,250,539)        (735,972)

         Increase (Decrease) in Net Assets
         Resulting From Operations                 600,424        5,104,603

Distributions to shareholders from
     Net investment income:
         Class A Shares                        (1,905,094)      (3,574,287)
         Class B Shares                           (29,287)          (6,098)
         Class C Shares                           (22,090)          (4,656)
     Net Realized Gain:
         Class A Shares                        (2,196,195)        (599,165)
         Class B Shares                           (46,303)               --
         Class C Shares                           (21,407)              --
     Total distributions                       (4,220,376)      (4,184,206)

Capital share transactions:
     Shares sold:
         Class A Shares                          9,774,367       13,656,586
         Class B Shares                          1,437,996          567,123
         Class C Shares                          1,209,508          651,468
     Reinvestment of distributions:
         Class A Shares                          3,338,072        3,302,128
         Class B Shares                             65,315            3,781
         Class C Shares                             40,530            4,537
     Shares redeemed:
         Class A Shares                        (8,572,076)     (11,726,163)
         Class B Shares                          (141,915)         (16,121)
         Class C Shares                          (257,462)        (257,200)
     Total capital share transactions            6,894,335        6,186,139

     Total Increase (Decrease)
     In Net Assets                               3,274,383        7,106,536


Net Assets
Beginning of period                             66,762,633       59,656,097
End of period (including undistributed net investment
     income of $59,318 and
     $69,443, respectively)                    $70,037,016      $66,762,633

                                            Six Months Ended     Year Ended
                                                 March 31,    September 30,
Capital Share Activity                                1999             1998
Shares sold:
     Class A Shares                                599,669          813,667
     Class B Shares                                 87,784           33,817
     Class C Shares                                 74,696           38,777
Reinvestment of distributions:
     Class A Shares                                206,859          197,486
     Class B Shares                                  4,070              226
     Class C Shares                                  2,524              272
Shares redeemed:
     Class A Shares                              (527,394)        (698,634)
     Class B Shares                                (8,635)            (962)
     Class C Shares                               (16,050)         (15,352)
Total capital share activity                       423,523          369,297

















See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

                                            Six Months Ended     Year Ended
                                                 March 31,    September 30,
Increase (Decrease) in Net Assets                     1999             1998
Operations:
     Net investment income (loss)               $(232,787)       $(308,492)
     Net realized gain (loss)                   10,098,175          609,268
     Change in net unrealized
     appreciation or (depreciation)             38,285,450     (26,063,542)

         Increase (Decrease) in Net Assets
         Resulting From Operations              48,150,838     (25,762,766)

Distributions to shareholders from
     Net realized gain:
         Class A Shares                           (83,432)     (18,421,731)
         Class B Shares                            (1,577)               --
         Class C Shares                            (4,329)        (881,454)
     Total distributions                          (89,338)     (19,303,185)

Capital share transactions:
     Shares sold:
         Class A Shares                         10,969,561       32,530,473
         Class B Shares                          1,810,545        2,076,520
         Class C Shares                          1,054,726        3,144,295
     Reinvestment of distributions:
         Class A Shares                             83,962       16,511,336
         Class B Shares                              1,161               --
         Class C Shares                              4,064          847,807
     Shares redeemed:
         Class A Shares                       (18,951,066)     (24,740,783)
         Class B Shares                          (111,521)         (75,439)
         Class C Shares                          (887,209)      (2,144,660)
     Total capital share transactions          (6,025,777)       28,149,549

     Total Increase (Decrease) in Net Assets    42,035,723     (16,916,402)

Net Assets
Beginning of period                            136,334,502      153,250,904
End of period (including undistributed net investment
     income (loss) of $(232,787)
     and $0, respectively)                    $178,370,225     $136,334,502











See notes to financial statements.

                                            Six Months Ended     Year Ended
                                                 March 31,    September 30,
Capital Share Activity                                1999             1998
Shares sold:
     Class A Shares                                441,994        1,437,044
     Class B Shares                                 72,928               --
     Class C Shares                                 44,646          122,108
Reinvestment of distributions:
     Class A Shares                                  3,350          273,375
     Class B Shares                                     47               --
     Class C Shares                                    175           10,163
Shares redeemed:
     Class A Shares                              (777,528)        (911,939)
     Class B Shares                                (4,427)               --
     Class C Shares                               (39,635)         (33,306)
Total capital share activity                     (258,450)          897,445

















See notes to financial statements.

Managed Index Portfolio
Statement of Changes in Net Assets

                                                             From Inception
                                                Six Months          4/15/98
                                                     Ended          Through
Increase (Decrease) in Net Assets                  3/31/99          9/30/98
Operations:
     Net investment income (loss)                  $47,754          $42,792
     Net realized gain (loss)                  (1,229,343)        (104,902)
     Change in net unrealized
     appreciation or (depreciation)              6,568,219      (2,066,875)

         Increase (Decrease) in Net Assets
         Resulting From Operations               5,386,630      (2,128,985)

Distributions to shareholders from
 Net investment income:
     Class A Shares                               (20,043)               --
     Class I Shares                               (49,962)               --
Total distributions                               (70,005)               --

Capital share transactions:
     Shares sold:
         Class A Shares                          4,325,084        5,107,452
         Class B Shares                          1,550,893        1,062,922
         Class C Shares                            771,860          455,574
         Class I Shares                                --        16,515,346
     Reinvestment of distributions
         Class A Shares                             18,852               --
         Class I Shares                             49,946               --
     Shares redeemed:
         Class A Shares                          (704,118)        (295,508)
         Class B Shares                           (67,069)          (3,283)
         Class C Shares                           (56,599)         (28,837)
         Class I Shares                                --          (15,505)
     Total capital share transactions            5,888,849       22,798,161

     Total Increase (Decrease)
     in Net Assets                              11,205,474       20,669,176

Net Assets
Beginning of period                             20,669,176               --
End of period (including undistributed net investment
     income of $20,541 and
     $42,792, respectively)                    $31,874,650      $20,669,176

                                            Six Months Ended     Year Ended
                                                 March 31,    September 30,
Capital Share Activity                                1999             1998
Shares sold:
     Class A Shares                                272,083          346,063
     Class B Shares                                 99,516           72,487
     Class C Shares                                 47,479           31,384
     Class I Shares                                    --         1,101,064
Reinvestment of distributions:
     Class A Shares                                  1,165               --
     Class I Shares                                  3,084               --
Shares redeemed:
     Class A Shares                               (45,567)         (21,145)
     Class B Shares                                (4,096)            (215)
     Class C Shares                                (3,417)          (2,021)
     Class I Shares                                    --           (1,057)
Total capital share activity                       370,247        1,526,560
























See notes to financial statements.

Notes to Financial Statements

Note A --  Significant Accounting Policies
General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with five separate portfolios:
Money Market, Balanced, Bond, Equity and Managed Index. Money Market, Balanced, Equity and Managed Index are registered as diversified portfolios and Bond as a non-diversified portfolio. Money Market shares are sold without sales charge. Balanced, Bond, Equity and Managed Index offers Class A, Class B and Class C shares. Balanced and Managed Index also offers Class
I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher level of expenses than Class A shares. Effective March 1, 1999, the Balanced began to offer Class I shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and
(c) class-specific voting rights.
Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. All securities held by Money Market are valued at amortized cost which approximates market. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.
In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.
At March 31 1999, $21,145,409 or 2.7% of net assets, for Balanced,
$1,326,368 or 1.9% for Bond, and $1,366,355 or 0.8% for Equity were valued by the Board of Trustees.
Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.
Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.
Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates. Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.
Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities. Distributions to Shareholders: Distributions to shareholders are recorded by the
Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market and Bond, quarterly by Balanced and annually by Equity and Managed Index. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.
Note B --  Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by
Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:
                                    10/1/98 - 2/28/99      Effective 3/1/99
Money Market  .50%                               .30%
Bond          .65%                               .35%
Balanced:
     First $500 Million                          .70%                 .425%
     Next $500 Million                          .675%                  .40%
     Over $1 Billion                             .65%                 .375%
Equity                                           .70%                  .50%
Managed Index .60%                               .60%

Equity pays a monthly performance fee of plus or minus .20%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to Standard & Poor's 500 Index Total Return. For the period ended March 31, 1999, the performance fee adjustment decreased advisory fees by $109,437. Balanced pays a monthly performance fee of plus or minus .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to Lipper Balanced Fund Index. For the period ended March 31, 1999, the performance fee adjustment decreased advisory fees by $161,637. Performance fees for Equity and Balanced were eliminated effective February 28, 1999. Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The expenses paid may not exceed .35%, 1.0%, and 1.0% annually of average daily net assets of each Class A, Class B, and Class C for Balanced, Bond and Equity, respectively. The expenses paid may not exceed .25%, 1.0%, and 1.0% annually of average daily net assets of each Class A, Class B, and Class C for Managed Index. Class I for Balanced and Managed Index does not have Distribution Plan expenses.
The Distributor received the following front-end sales charges (net of dealer reallowances and contingent deferred sales charges): $145,280 for Balanced, $26,403 for Bond, $57,574 for Equity, and $16,225 for Managed Index.
Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $120,861, $139,858, $19,401, $65,609, and $4,083 for the
six months ended March 31, 1999 for Money Market, Balanced, Bond, Equity and Managed Index, respectively. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.
Calvert Administrative Services Company (CASC), and affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, from Managed Index of 0.15% (0.10% for Class I shares) of the average daily net assets. Effective March 1, 1999 CASC receives a monthly fee based on the following annual rates of average daily net assets:
Money Market                            .20%
Balanced (Class A, B, & C)                           .275%
Balanced (Class I)                                   .125%
Bond (Class A, B, & C)                                .30%
Equity (Class A, B, & C)                              .20%
Managed Index (Class A, B, & C)                       .15%
Managed Index (Class I)                               .10%
Each Trustee who is not affiliated with the Advisor receives an annual fee of $15,430 plus $600 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Trustee's fees are allocated to each of the funds served.
Umbono Investment Corp., which is an affiliate because Balanced owns over 33% of the voting securities, was purchased at a cost of $6,261,630 for 22,670,603 shares.
Note C --  Investment Activity
During the period, purchases and sales of investments, other than short-term securities, were:
                                                                    Managed
              Balanced                  Bond        Equity            Index
Purchases:    $559,742,210      $156,159,724   $44,728,259      $17,767,693
Sales:        565,068,480        148,556,945    50,197,796       11,476,731

Money Market held only short-term investments.

The cost of investments owned at March 31, 1999 was substantially the same for
federal income tax and financial reporting purposes for each Portfolio. The following table presents the components of net unrealized appreciation (depreciation)
as of
March 31, 1999 and the net realized capital loss carryforwards as of September 30, 1998 with expiration dates:
         Money                       Managed                        Managed
     Market   Growth                    Bond        Equity            Index
Unrealized appreciation                                --      $136,004,888
$404,381 $44,026,365              $5,352,192
Unrealized (depreciation)                              --        22,849,701
1,165,637     3,045,206              850,848
Capital loss carryforward                          $29,000              --
--   --  --
Expiration dates                                 1999-2004              --
--   --  --

Capital losses may be utilized to offset current and future capital gains until expiration.
As a cash management practice, Portfolios may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.
Note D --  Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 1999.

Money Market Portfolio
Financial Highlights

                                             Periods Ended
                                   March 31, September 30,    September 30,
                                        1999          1998             1997
Net asset value, beginning             $1.00         $1.00            $1.00
Income from investment operations
     Net investment income              .023          .049             .048
Distributions from
     Net investment income            (.023)        (.049)           (.048)

Net asset value, ending                $1.00         $1.00            $1.00

Total return*                          2.28%         5.02%            4.89%
Ratios to average net assets:
     Net investment income         4.50% (a)         4.92%            4.79%
     Total expenses+                .89% (a)          .89%             .89%
     Net expenses                   .87% (a)          .87%             .87%
     Expenses reimbursed            .02% (a)          .05%             .11%
Net assets, ending (in thousands)   $194,295      $172,701         $166,111
Number of shares outstanding,
     ending (in thousands)           194,370       172,739          166,163


                                               Years Ended
                               September 30, September 30,    September 30,
                                        1996          1995             1994
Net asset value, beginning             $1.00         $1.00            $1.00
Income from investment operations
     Net investment income              .048          .050             .031
Distributions from
     Net investment income            (.048)        (.050)           (.031)
Net asset value, ending                $1.00         $1.00            $1.00

Total return*                          4.88%         5.13%            3.13%
Ratios to average net assets:
     Net investment income             4.77%         5.03%            3.07%
     Total expenses+                    .89%          .89%              N/A
     Net expenses                       .87%          .87%             .87%
     Expenses reimbursed                .21%          .18%             .18%
Net assets, ending
(in thousands)                      $166,516      $153,996         $143,779
Number of shares outstanding,
     ending (in thousands)           166,569       154,044          143,826

Balanced Portfolio
Financial Highlights

                                             Periods Ended
                                   March 31, September 30,    September 30,
Class A Shares                          1999          1998             1997
Net asset value, beginning            $32.45        $34.88           $31.35
Income from investment operations
     Net investment income               .34           .77              .83
     Net realized and
     unrealized gain (loss)             4.27           .92             5.61
     Total from investment
     operations                         4.61          1.69             6.44
Distributions from
     Net investment income             (.34)         (.76)            (.81)
     Net realized gain                (3.36)        (3.36)           (2.10)
         Total distributions          (3.70)        (4.12)           (2.91)
Total increase (decrease)
in net asset value                       .91        (2.43)             3.53
Net asset value, ending               $33.36        $32.45           $34.88

Total return*                         14.61%         5.50%           21.94%
Ratios to average net assets:
     Net investment income         2.05% (a)         2.27%            2.57%
     Total expenses+               1.14% (a)         1.13%            1.14%
     Net expenses                  1.12% (a)         1.11%            1.12%
     Expenses reimbursed                 --            --                --
Portfolio turnover                       78%          185%             215%
Net assets, ending
(in thousands)                      $754,673      $673,907         $675,306
Number of shares outstanding,
     ending (in thousands)            22,621        20,768           19,362

                                            Years Ended September 30,
Class A Shares                          1996          1995             1994
Net asset value, beginning            $32.81        $28.77           $30.85
Income from investment operations
     Net investment income               .78           .87              .93
     Net realized and unrealized
         gain (loss)                    2.28          4.25           (1.83)
         Total from investment
              operations                3.06          5.12            (.90)
Distributions from
     Net investment income             (.77)         (.87)            (.95)
     Net realized gain                 (3.75         (.21)            (.23)
         Total distributions          (4.52)        (1.08)           (1.18)
Total increase (decrease) in net
     asset value                      (1.46)          4.04           (2.08)
Net asset value, ending               $31.35        $32.81           $28.77

Total return*                         10.27%        18.21%          (2.95%)
Ratios to average net assets:
     Net investment income             2.58%         2.89%            3.14%
     Total expenses+                   1.28%         1.28%              N/A
     Net expenses                      1.26%         1.26%            1.24%
     Expenses reimbursed                .01%          .02%               --
Portfolio turnover                      111%          114%              34%
Net assets, ending (in thousands)   $594,482      $560,981         $512,027
Number of shares outstanding,
     ending (in thousands)            18,964        17,099           17,800

Balanced Portfolio
Financial Highlights

                                              Period Ended
                                                 March 31,    September 30,
Class B Shares                                        1999           1998 #
Net asset value, beginning                          $32.38           $34.37
Income from investment operations
     Net investment income                             .17             0.15
     Net realized and unrealized gain (loss)          4.20           (1.90)
         Total from investment operations             4.37           (1.75)
Distributions from
     Net investment income                           (.18)           (0.24)
     Net realized gain                              (3.36)               --
         Total distributions                        (3.54)           (0.24)
Total increase (decrease) in net asset value                            .83
(1.99)
Net asset value, ending                             $33.21           $32.38

Total return*                                       13.84%          (5.10%)
Ratios to average net assets:
     Net investment income                        .63% (a)         1.22%(a)
     Total expenses+                             2.55% (a)         2.43%(a)
     Net expenses                                2.52% (a)         2.41%(a)
     Expenses reimbursed                          .16% (a)         1.16%(a)
Portfolio turnover                                     78%             185%
Net assets, ending (in thousands)                   $6,672           $2,540
Number of shares outstanding,
     ending (in thousands)                             201               78

Balanced Portfolio
Financial Highlights

                                             Periods Ended
                                   March 31, September 30,    September 30,
Class C Shares                          1999          1998             1997
Net asset value, beginning            $32.05        $34.52           $31.05
Income from investment operations
     Net investment income               .19           .41              .47
     Net realized and
     unrealized gain (loss)             4.20           .89             5.54
         Total from investment
         operations                     4.39          1.30             6.01
Distributions from
     Net investment income             (.17)         (.41)            (.44)
     Net realized gain                (3.36)        (3.36)           (2.10)
         Total distributions          (3.53)        (3.77)           (2.54)
Total increase (decrease)
in net asset value                       .86        (2.47)             3.47
Net asset value, ending               $32.91        $32.05           $34.52

Total return*                         14.08%         4.35%           20.56%
Ratios to average net assets:
     Net investment income         1.02% (a)         1.16%            1.42%
     Total expenses+               2.17% (a)         2.25%            2.29%
     Net expenses                  2.15% (a)         2.23%            2.27%
     Expenses reimbursed                 --            --                --
Portfolio turnover                       78%          185%             215%
Net assets, ending (in thousands)    $13,906       $11,483           $8,898
Number of shares outstanding,
     ending (in thousands)               423           358              258

                                               Years Ended
                               September 30, September 30,    September 30,
Class C Shares                          1996          1995            1994^
Net asset value, beginning            $32.60        $28.65           $30.43
Income from investment operations
     Net investment income               .46           .54              .51
     Net realized and
     unrealized gain (loss)             2.17          4.20           (1.66)
         Total from investment
         operations                     2.63          4.74           (1.15)
Distributions from
     Net investment income             (.43)         (.58)            (.63)
     Net realized gain                (3.75)         (.21)               --
         Total distributions          (4.18)         (.79)            (.63)
Total increase (decrease)
in net asset value                    (1.55)          3.95           (1.78)
Net asset value, ending               $31.05        $32.60           $28.65

Total return*                          8.85%        16.85%          (3.30%)
Ratios to average net assets:
     Net investment income             1.34%         1.61%         1.83%(a)
     Total expenses+                   2.52%         2.51%              N/A
     Net expenses                      2.50%         2.50%         2.47%(a)
     Expenses reimbursed                .14%          .42%         1.46%(a)
Portfolio turnover                      111%          114%              34%
Net assets, ending (in thousands)     $6,715        $4,065           $1,893
Number of shares outstanding,
     ending (in thousands)               216           125               66

Balanced Portfolio
Financial Highlights

                                                               Period Ended
                                                                  March 31,
Class I Shares                                                      1999###
Net asset value, beginning                                           $32.52
Income from investment operations
     Net investment income                                              .06
     Net realized and unrealized gain (loss)                            .94
         Total from investment operations                              1.00
Distributions from
     Net investment income                                            (.16)
     Net realized gain                                                   --
         Total distributions                                          (.16)
Total increase (decrease) in net asset value
 .84
Net asset value, ending                                              $33.36

Total return*                                                         3.08%
Ratios to average net assets:
     Net investment income                                        2.10% (a)
     Total expenses+                                               .76% (a)
     Net expenses                                                  .75% (a)
     Expenses reimbursed                                           .64% (a)
Portfolio turnover                                                      78%
Net assets, ending (in thousands)                                    $1,149
Number of shares outstanding,
     ending (in thousands)                                               34

Bond Portfolio
Financial Highlights

                                             Periods Ended
                                   March 31, September 30,    September 30,
Class A Shares                          1999          1998             1997
Net asset value, beginning            $16.88        $16.64           $16.06
Income from investment operations
     Net investment income               .46           .95              .96
     Net realized and unrealized
     gain (loss)                       (.33)           .41              .58
         Total from investment
         operations                      .13          1.36             1.54
Distributions from
     Net investment income             (.46)         (.96)            (.96)
     Net realized gain                 (.55)         (.16)               --
         Total distributions          (1.01)        (1.12)            (.96)
Total increase (decrease)
in net asset value                     (.88)           .24              .58
Net asset value, ending               $16.00        $16.88           $16.64

Total return*                           .85%         8.46%            9.89%
Ratios to average net assets:
     Net investment income         5.70% (a)         5.69%            5.85%
     Total expenses+               1.13% (a)         1.14%            1.23%
     Net expenses                  1.07% (a)         1.07%            1.19%
Portfolio turnover                      224%          620%             319%
Net assets, ending (in thousands)    $66,829       $65,807          $59,656
Number of shares outstanding,
     ending (in thousands)             4,177         3,897            3,585

                                               Years Ended
                               September 30, September 30,    September 30,
Class A Shares                          1996          1995             1994
Net asset value, beginning            $16.34        $15.49           $17.77
Income from investment operations
     Net investment income               .92           .96              .94
     Net realized and
     unrealized gain (loss)            (.29)           .91           (1.81)
         Total from investment
         operations                      .63          1.87            (.87)
Distributions from
     Net investment income             (.91)         (.93)            (.94)
     Net realized gain                   --          (.06)            (.47)
     Tax return of capital               --          (.03)               --
         Total distributions           (.91)        (1.02)           (1.41)
Total increase (decrease)
in net asset value                     (.28)           .85           (2.28)
Net asset value, ending               $16.06        $16.34           $15.49

Total return*                          3.96%        12.57%          (5.18%)
Ratios to average net assets:
     Net investment income             5.60%         6.04%            5.64%
     Total expenses+                   1.29%         1.24%              N/A
     Net expenses                      1.26%         1.22%            1.10%
Portfolio turnover                       22%           29%              19%
Net assets, ending (in thousands)    $62,259       $62,929          $61,573
Number of shares outstanding,
     ending (in thousands)             3,876         3,850            3,976

Bond Portfolio
Financial Highlights

                                              Period Ended
                                                 March 31,     September 30
Class B Shares                                        1999            1998#
Net asset value, beginning                          $16.84           $16.69
Income from investment operations
     Net investment income                             .39              .36
     Net realized and unrealized gain (loss)         (.37)              .19
         Total from investment operations              .02              .55
Distributions from
     Net investment income                           (.36)            (.40)
     Net realized gain                               (.55)
         Total distributions                         (.91)
Total increase (decrease) in net asset value                          (.89)
 .15
Net asset value, ending                             $15.95           $16.84

Total return*                                         .14%            3.36%
Ratios to average net assets:
     Net investment income                       4.33% (a)         4.14%(a)
     Total expenses+                             2.57% (a)         2.55%(a)
     Net expenses                                2.50% (a)         2.50%(a)
     Expenses reimbursed                          .78% (a)         5.53%(a)
Portfolio turnover                                    224%             620%
Net assets, ending (in thousands)                   $1,855             $557
Number of shares outstanding,
     ending (in thousands)                             116               33



                                              Period Ended
                                                 March 31,    September 30,
Class C Shares                                        1999           1998^^
Net asset value, beginning                          $16.84           $16.81
Income from investment operations
     Net investment income                             .38              .21
     Net realized and unrealized gain (loss)         (.37)              .08
         Total from investment operations              .01              .29
Distributions from
     Net investment income                           (.36)            (.26)
     Net realized gain                               (.55)
         Total distributions                         (.91)
Total increase (decrease) in net asset value                          (.90)
 .03
Net asset value, ending                             $15.94           $16.84

Total return*                                         .10%            1.75%
Ratios to average net assets:
     Net investment income                       4.34% (a)         4.06%(a)
     Total expenses+                             2.55% (a)         2.74%(a)
     Net expenses                                2.50% (a)         2.50%(a)
     Expenses reimbursed                          .69% (a)         4.35%(a)
Portfolio turnover                                    224%             620%
Net assets, ending (in thousands)                   $1,353             $399
Number of shares outstanding,
     ending (in thousands)                              85               24

Equity Portfolio
Financial Highlights

                                             Periods Ended
                                  `March 31, September 30,    September 30,
Class A Shares                          1999          1998             1997
Net asset value, beginning            $20.36        $27.77           $22.54
Income from investment operations
     Net investment income             (.03)         (.04)               --
     Net realized and
     unrealized gain (loss)             7.40        (4.01)             6.73
         Total from investment
         operations                     7.37        (4.05)             6.73
Distributions from
     Net investment income               --            --             (.01)
     Net realized gain                 (.01)        (3.36)           (1.49)
         Total distributions           (.01)        (3.36)           (1.50)
Total increase (decrease) in
net asset value                         7.36        (7.41)            $5.23
Net asset value, ending               $27.72        $20.36           $27.77

Total return*                         36.23%      (15.70%)           31.34%
Ratios to average net assets:
     Net investment income        (.22%) (a)        (.14%)             .03%
     Total expenses+               1.18% (a)         1.16%            1.21%
     Net expenses                  1.06% (a)         1.07%            1.20%
Portfolio turnover                       29%          110%              93%
Net assets, ending (in thousands)   $166,000      $128,683         $147,002
Number of shares outstanding,
     ending (in thousands)             5,988         6,320            5,294



                                               Years Ended
                               September 30, September 30,    September 30,
Class A Shares                          1996          1995             1994
Net asset value, beginning            $21.12        $20.13           $21.43
Income from investment operations
     Net investment income               .03           .06              .13
Net realized and unrealized gain (loss) 3.26          2.22           (1.04)
     Total from investment operations   3.29          2.28            (.91)
Distributions from
     Net investment income             (.06)         (.04)            (.28)
Net realized gain                     (1.81)        (1.25)            (.11)
         Total distributions          (1.87)        (1.29)            (.39)
Total increase (decrease)
in net asset value                      1.42           .99           (1.30)
Net asset value, ending               $22.54        $21.12           $20.13

Total return*                         16.62%        12.43%          (4.33%)
Ratios to average net assets:
     Net investment income              .15%          .32%            .65%%
     Total expenses+                   1.29%         1.38%              N/A
     Net expenses                      1.27%         1.36%            1.27%
     Portfolio turnover                 118%           35%              94%
Net assets, ending (in thousands)   $101,344       $90,951          $92,970
Number of shares outstanding,
     ending (in thousands)             4,496         4,307            4,620

Equity Portfolio
Financial Highlights
                                              Period Ended
                                                 March 31,    September 30,
Class B Shares                                        1999           1998 #
Net asset value, beginning                          $20.26           $26.01
Income from investment operations
     Net investment income                           (.11)            (.09)
     Net realized and unrealized gain (loss)          7.26           (5.66)
         Total from investment operations             7.15           (5.75)
Distributions from
     Net realized gain                               (.01)               --
Total increase (decrease) in net asset value                           7.14
(5.75)
Net asset value, ending                             $27.40           $20.26

Total return*                                       35.32%         (22.11%)
Ratios to average net assets:
     Net investment income                     (1.64%) (a)       (1.55%)(a)
     Total expenses+                             2.70% (a)         3.19%(a)
     Net expenses                                2.50% (a)         2.56%(a)
     Expenses reimbursed                          .04% (a)          .93%(a)
Portfolio turnover                                     29%             110%
Net assets, ending (in thousands)                   $4,137           $1,670
Number of shares outstanding,
     ending (in thousands)                             151               82

Equity Portfolio
Financial Highlights

                                             Periods Ended
                                   March 31, September 30,    September 30,
Class C Shares                          1999          1998             1997
Net asset value, beginning            $19.00        $26.37           $21.71
Income from investment operations.
     Net investment income (loss)      (.13)         (.16)            (.05)
     Net realized and unrealized
     gain (loss)                        6.86        (3.85)             6.21
         Total from investment
         operations                     6.73        (4.01)             6.16
Distributions from
     Net investment income               --            --             (.01)
     Net realized gain                 (.01)        (3.36)           (1.49)
         Total distributions           (.01)        (3.36)           (1.50)
Total increase (decrease)
in net asset value                      6.72        (7.37)             4.66
Net asset value, ending               $25.72        $19.00           $26.37

Total return*                         35.45%      (16.47%)           29.84%
Ratios to average net assets:
     Net investment
     income (loss)               (1.20%) (a)       (1.17%)          (1.08%)
     Total expenses+               2.23% (a)         2.21%            2.31%
     Net expenses                  2.04% (a)         2.09%            2.30%
Portfolio turnover                       29%          110%              93%
Net assets, ending (in thousands)     $8,233        $5,981           $6,249
Number of shares outstanding,
     ending (in thousands)               320           315              237



                                               Years Ended
                               September 30, September 30,    September 30,
Class C Shares                          1996          1995            1994^
Net asset value, beginning            $20.66        $19.98           $22.12
Income from investment operations.
     Net investment income             (.16)         (.03)            (.06)
     Net realized and
     unrealized gain (loss)             3.04          2.05           (2.08)
     Total from investment operations 2.88            2.02           (2.14)
Distributions from
     Net investment income             (.02)         (.09)               --
     Net realized gain                (1.81)        (1.25)               --
     Total distributions              (1.83)        (1.34)               --
Total increase (decrease)
     in net asset value                 1.05           .68           (2.14)
Net asset value, ending               $21.71        $20.66           $19.98

Total return*                         14.85%        11.16%          (9.14%)
Ratios to average net assets:
     Net investment income (loss)    (1.42%)        (.84%)       (1.06%)(a)
     Total expenses+                   2.86%         2.51%              N/A
     Net expenses                      2.85%         2.50%         2.75%(a)
     Expenses reimbursed                 --          1.07%         4.60%(a)
Portfolio turnover                      118%           35%              94%
Net assets, ending (in thousands)     $2,996        $1,802             $670
Number of shares outstanding,
     ending (in thousands)               138            87               34

Managed Index Portfolio
Financial Highlights


                                              Period Ended
                                                 March 31,    September 30,
Class A Shares                                        1999          1998 ##
Net asset value, beginning                          $13.54           $15.00
Income from investment operations
     Net investment income                             .02              .02
     Net realized and unrealized gain (loss)          3.30           (1.48)
         Total from investment operations             3.32           (1.46)
Distributions from
     Net investment income                           (.05)               --
Total increase (decrease) in net asset value                           3.27
(1.46)
Net asset value, ending                             $16.81           $13.54
Total return*                                       24.53%          (9.73%)
Ratios to average net assets:
     Net investment income                        .15% (a)          .42%(a)
     Total expenses+                             1.32% (a)         1.01%(a)
     Net expenses                                1.25% (a)          .95%(a)
     Expense reimbursed                           .36% (a)          .85%(a)
Portfolio turnover                                     44%              27%
Net assets, ending (in thousands)                   $9,289           $4,401
Number of shares outstanding,
     ending (in thousands)                             553              325



                                              Period Ended
                                                 March 31,    September 30,
Class B Shares                                        1999          1998 ##
Net asset value, beginning                          $13.48           $15.00
Income from investment operations
     Net investment income                           (.05)            (.03)
     Net realized and unrealized gain (loss)          3.24           (1.49)
         Total from investment operations             3.19           (1.52)
Total increase (decrease) in net asset value                           3.19
(1.52)
Net asset value, ending                             $16.67           $13.48

Total return*                                       23.66%         (10.13%)
Ratios to average net assets:
     Net investment income                     (1.10%) (a)        (.98%)(a)
     Total expenses+                             2.58% (a)         2.56%(a)
     Net expenses                                2.50% (a)         2.50%(a)
     Expenses reimbursed                          .56% (a)         3.05%(a)
Portfolio turnover                                     44%              27%
Net assets, ending (in thousands)                   $2,796             $975
Number of shares outstanding,
     ending (in thousands)                             168               72

Managed Index Portfolio
Financial Highlights


                                              Period Ended
                                                 March 31,    September 30,
Class C Shares                                        1999          1998 ##
Net asset value, beginning                          $13.52           $14.52
Income from investment operations
     Net investment income                           (.04)            (.02)
     Net realized and unrealized gain (loss)          3.23            (.98)
         Total from investment operations             3.19           (1.00)
Total increase (decrease) in net asset value                           3.19
(1.00)
Net asset value, ending                             $16.71           $13.52
Total return*                                       23.59%          (6.89%)
Ratios to average net assets:
     Net investment income                     (1.10%) (a)        (.96%)(a)
     Total expenses+                             2.57% (a)         2.56%(a)
     Net expenses                                2.50% (a)         2.50%(a)
     Expense reimbursed                           .45% (a)         2.26%(a)
Portfolio turnover                                     44%              27%
Net assets, ending (in thousands)                   $1,227             $397
Number of shares outstanding,
     ending (in thousands)                              73               29


                                              Period Ended
                                                 March 31,    September 30,
Class I Shares                                        1999          1998 ##
Net asset value, beginning                          $13.54           $15.00
Income from investment operations
     Net investment income                             .05              .04
     Net realized and unrealized gain (loss)          3.29           (1.50)
         Total from investment operations             3.34           (1.46)
Distributions from
     Net investment income                           (.05)               --
Total increase (decrease) in net asset value                           3.29
(1.46)
Net asset value, ending                             $16.83           $13.54

Total return*                                       24.65%          (9.73%)
Ratios to average net assets:
     Net investment income                        .66% (a)          .54%(a)
     Total expenses+                              .81% (a)          .81%(a)
     Net expenses                                 .75% (a)          .75%(a)
     Expenses reimbursed                          .10% (a)          .22%(a)
Portfolio turnover                                     44%              27%
Net assets, ending (in thousands)                  $18,563          $14,897
Number of shares outstanding,
     ending (in thousands)                           1,103            1,100

(a)   Annualized
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred charge.
+     Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
#   From April 1, 1998 inception.
^   From March 1, 1994 inception.
^^ From June 1, 1998 inception.
## From April 15, 1998 inception.
N/A  Disclosure not applicable to prior periods.
### From March 1, 1999 inception.

A special meeting of shareholders was scheduled for February 24, 1999. There were several proposals voted upon at the meeting. A brief description of each proposal and the number of votes received for, against, and votes to abstain is shown below. All proposals were passed.

Proposal 1 for each Portfolio - To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.

CSIF Money Market Portfolio
     For                             Against       Abstain  Broker Non-Vote
     83,314,321                    2,109,661     9,208,268          600,000

CSIF Balanced Portfolio
     For                             Against       Abstain  Broker Non-Vote
     7,879,116                       314,272       863,148        2,058,498

CSIF Bond Portfolio
     For                             Against       Abstain  Broker Non-Vote
     2,308,150                        77,820       202,898          280,444

CSIF Equity Portfolio
     For                             Against       Abstain  Broker Non-Vote
     2,462,053                        84,257       345,785          511,500

CSIF Managed Index Portfolio
     For                             Against       Abstain  Broker Non-Vote
     1,345,292                         1,923        17,304          129,678

Proposal 2 for each Portfolio - To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO") (as described in Note B to Financial Statements).

CSIF Money Market Portfolio
     For                             Against       Abstain
     83,338,470                    2,472,754     9,421,026

CSIF Balanced Portfolio
     For                             Against       Abstain
     10,011,914                      268,123       834,997

CSIF Bond Portfolio
     For                             Against       Abstain
     2,045,542                        70,534       192,074

CSIF Equity Portfolio
     For                             Against       Abstain
     2,994,469                        68,526       340,600

CSIF Managed Index Portfolio
     For                             Against       Abstain
     1,474,950                         1,363        17,884

Proposal 3 for CSIF Balanced - To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc.

     For                             Against       Abstain
     10,004,820                      245,092       865,121

Proposal 4 for CSIF Balanced - To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown Capital Management, Inc.

     For                             Against       Abstain
     10,030,514                      230,718       853,800

Proposal 5 for CSIF Equity - To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Atlanta Capital Management Company, L.L.C.

     For                             Against       Abstain
     2,995,330                        71,396       336,870

Proposal 6 for CSIF Balanced and Equity - To authorize CSIF and/or CAMCO to enter into a new and/or materially amend an existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.

CSIF Balanced Portfolio
     For                             Against       Abstain  Broker Non-Vote
     7,711,297                       501,708       843,531        2,058,498

CSIF Equity Portfolio
     For                             Against       Abstain  Broker Non-Vote
     2,388,668                       162,956       335,285          516,686

Proposal 7 for CSIF Balanced - To approve a revised investment objective which is more reflective of current economic times.

     For                             Against       Abstain  Broker Non-Vote
     8,031,470                       254,306       770,761        2,058,497

Proposal 8 for CSIF Bond - To change CSIF Bond from a diversified to a nondiversified fund.

     For                             Against       Abstain  Broker Non-Vote
     1,710,195                       112,084       205,426          280,445

Proposal 9 for each Portfolio - To ratify each Board's selection of auditors, PricewaterhouseCoopers LLP.

CSIF Money Market Portfolio
     For                             Against       Abstain
     85,209,799                    1,108,923     8,913,527

CSIF Balanced Portfolio
     For                             Against       Abstain
     10,262,483                      107,269       745,282

CSIF Bond Portfolio
     For                             Against       Abstain
     2,099,927                        27,425       180,799

CSIF Equity Portfolio
     For                             Against       Abstain
     3,058,500                        37,607       307,488

CSIF Managed Index Portfolio
     For                             Against       Abstain
     1,480,563                           879        12,755

Calvert Group and the Year 2000
Plans and Progress

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One-Assess Systems and Software. Develop an Action Plan
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

     Calvert Group systems-portfolio trading, sales contact and reporting and internal management reporting transfer agency systems-shareholder record-keeping and transaction processing subadvisor systems--investment accounting other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two-Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three-Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com.